UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2016 through January 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Classic
                        Balanced Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AOBLX
                        Class C     PCBCX
                        Class K     PCBKX
                        Class R     CBPRX
                        Class Y     AYBLX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          47

Notes to Financial Statements                                                 56

Approval of Investment Advisory Agreement                                     69

Trustees, Officers and Service Providers                                      74

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. U.S. high-yield securities, as measured by the Bank of America Merrill Lynch U.S. High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
January 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 3

Portfolio Management Discussion | 1/31/17

Equity values moved higher over the six-month period ended January 31, 2017, with most of the gains coming after the November U.S. elections as investors anticipated the incoming Trump administration would support more corporate-friendly fiscal policies. The fixed-income market, however, posted negative returns as rising market interest rates eroded the values of many bonds, particularly U.S. Treasuries. In the following interview, Walter Hunnewell, Jr., Charles Melchreit, and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the six-month period. Mr. Hunnewell, a vice president and portfolio manager at Pioneer, Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer, and Mr. Komenda, a vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund. Mr. Melchreit and Mr. Komenda became members of the Fund's management team on March 18, 2016, following the retirement of Richard Schlanger.

Q How did the Fund perform during the six-month period ended January 31, 2017?

A Pioneer Classic Balanced Fund's Class A shares returned 3.10% at net asset value during the six-month period ended January 31, 2017, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays Government/Credit Bond Index (the Bloomberg Barclays Index), returned 5.96% and -3.50%, respectively. During the same period, the average return of the 589 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 2.50%, and the average return of the 839 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 2.96%.

Q How would you describe the environment in the domestic equity and bond markets during the six-month period ended January 31, 2017?

A The capital markets saw a dramatic change in sentiment following the November presidential election victory of Donald Trump, which was accompanied by the results of the Congressional elections that assured continued Republican control of both the Senate and U.S. House of Representatives. Prior to the election, investors had acted cautiously despite increasing evidence that the domestic economy had gained a firmer footing and a period of sustainable economic growth seemed more likely.

     In the stock market, the investment climate improved dramatically after the election as equity indices shot higher on expectations that corporate earnings would increase if Mr. Trump's proposed policies of deregulation, tax reform, and greater infrastructure investment came to fruition after his

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 inauguration. As optimism about the economy increased, financial stocks turned in the best performance, followed by stocks of industrials and information technology companies, while stocks of companies in the real estate, health care, and consumer staples sectors underperformed.

     A contrasting story unfolded in the bond market. While lower-quality, more credit-sensitive securities tended to move parallel to the equity market, the performance of Treasuries and other higher-quality debt securities struggled due to expectations that inflationary pressures would intensify and that interest rates would increase. In fact, the U.S. Federal Reserve (the Fed) raised the influential short-term Federal funds rate by 25 basis points (0.25%) in December 2016, one month after the election. The Fed's action heightened the expectation that it would continue to tighten monetary policy throughout 2017. Market interest rates already had moved higher throughout the six-month period, with 10-year Treasury yields rising by 100 basis points (1.00%) and two-year Treasury yields increasing by 55 basis points (0.55%). The increase in market rates resulted in shorter-duration portfolios, which tend to be less sensitive to changes in interest rates, outperforming longer-duration portfolios. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the same time, credit spreads - or the differences in yield between Treasuries and other types of fixed-income securities with similar maturities - tightened, leading to stronger performance by credit-sensitive investments.

Q How were the Fund's assets allocated during the six-month period ended January 31, 2017?

A Throughout the six months, we kept the Fund's allocation to equities near the top of the range set by our policy guidelines. Both at the start and end of the period, 63% of the Fund's total investment portfolio was invested in stocks, with the remaining 37% allocated to fixed income securities.

Q What changes did you make within the Fund's equity portfolio during the six-month period ended January 31, 2017?

A As the period progressed, we gradually repositioned the equity portfolio by de-emphasizing the overweights to the defensive and consumer-oriented sectors, such as health care, consumer staples, and consumer discretionary. With regard to health care, while we are still constructive on the long-term trends driving growing demand for services and products, we think the sector overall will remain vulnerable to political and economic uncertainties in the near term.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 5

     By the end of the period, the three largest portfolio underweights were, in order, to health care, utilities, and consumer discretionary stocks. We increased the Fund's allocations to the more cyclical, value-oriented sectors, notably financials, information technology, and industrials, which represented the three largest weightings in the equity portfolio relative to the S&P 500 as of period end.

Q What investment strategies or individual holdings most affected the benchmark-relative performance of the Fund's equity portfolio during the six-month period ended January 31, 2017?

A Stock selection was the primary factor driving the equity portfolio's solid benchmark-relative performance during the six-month period. Stocks selection results were especially favorable in the energy, consumer discretionary, and materials sectors, while the Fund's health care and consumer staples holdings were less successful.

     The top individual performer in the equity portfolio from a benchmark-relative perspective was a position in PNC Financial Services, a large, super-regional banking corporation that also has a significant asset management operation. A position in another financial firm, discount broker Charles Schwab, was the second-strongest positive performer in the equity portfolio, as the company benefited from increases in short-term interest rates. The third-best contributor to relative returns was a position in CSX, a railroad and transportation firm. CSX's stock appreciated during the period based on growing expectations that a management change would lead to improvements to the company's overall operation. Following CSX on the list of strong performance contributors was the Fund's position in energy firm Halliburton, which is an industry leader in oilfield services, especially in pressure-pumping used in shale oil fracking operations. Halliburton's stock gained in price during the period as demand for fracking operations increased at a rate greater than that of rig counts. Rounding out the top five contributors to the Fund's relative returns in the equity portfolio was a position in another financial institution, U.S. Bancorp.

     Three of the five biggest individual detractors from the Fund's performance in the equity portfolio during the six-month period came from the health care sector, including a position in Pfizer, a major pharmaceutical company that represented the single-biggest drag on relative returns. We overweighted the Fund's position in the company relative to the S&P 500 because of its attractive dividend* and the strength of its pipeline of developing products. Unfortunately, Pfizer's performance was disappointing, as the market's doubts about the firm's corporate strategy

*    Dividends are not guaranteed.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 persisted throughout the period. We have retained a smaller Fund position in Pfizer, having trimmed it as the period progressed. We maintained the Fund's position in the company that was the second-biggest detractor from relative performance during the period: Nielsen Holdings, a global information, data, and (media audience) measurement company. Nielsen encountered some challenges in its consumer product research business during the period. Nevertheless, the company continues to make progress in tracking media audiences in a challenging transitional period, as digital communications continue to take audience share from traditional broadcasters. We also maintained a Fund position in another notable performance detractor, Mead Johnson Nutrition, a consumer staples company best known for its infant formula business, including Enfamil. Mead Johnson underperformed during the period as the company's earnings failed to meet market expectations. (Shortly after the end of the semiannual reporting period, Mead Johnson disclosed that it was in discussions to be acquired, at a substantial price premium, by Reckitt Benckiser, a United Kingdom-based diversified consumer staples firm.) Rounding out the bottom-five performance detractors in the equity portfolio were Fund positions in two other health care firms -- CVS Health and Medtronic. CVS, a drug retailer and pharmacy benefits manager, underperformed during the period due to the loss by its pharmacy benefits division of one of its large insurance company clients. Medtronic, a medical device supplier, declined largely because of the market's view that it would benefit relatively less from a possible reduction in U.S. corporate income tax rates than would other firms.

Q How did you position the Fund's fixed-income portfolio during the six-month period ended January 31, 2017, and which of your fixed-income investment strategies had the biggest impact on the Fund's benchmark-relative performance?

A During the six-month period, we positioned the fixed-income portfolio with the aim of protecting the Fund against the risk of rising interest rates by maintaining a short-duration posture relative to the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, and by significantly underweighting Treasuries. The strategies proved successful during a period that saw interest rates move higher. In fact, duration positioning was the leading driver of the fixed-income portfolio's relative performance. On average, we kept the Fund's duration significantly short during the six months, although we reduced the shorter-duration position later in the period. As of January 31, 2017, the fixed-income portfolio's duration was 5.4 years.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 7

     After duration positioning, the most significant supporter of the fixed-income portfolio's relative performance was a substantial underweight to Treasuries. The Fund's allocation to Treasuries represented barely more than 1% of the total investment portfolio during the period. In contrast, the Bloomberg Barclays Index had nearly a 21% weighting in Treasuries. In addition, the Fund's small exposure to Treasuries included positions in Treasury Inflation Protected Securities (TIPS), which outperformed nominal Treasuries over the six-month period.

     Another factor aiding the fixed-income portfolio's performance during the period was security selection in the industrials sector, especially the Fund's exposure to energy. The top five contributors to the Fund's relative returns in the industrials sector were all energy bonds, including the debt of DCP Midstream, a natural gas processing and distribution company, offshore oil drilling firms Pride International and Rowan, pipeline corporation Williams Companies, and Sabine, an independent oil and natural gas corporation.

Q Did the Fund invest in any derivative securities during the six-month period ended January 31, 2017? If so, did the derivatives have an effect on benchmark-relative performance?

A The Fund did invest in Treasury futures contracts during the six-month period, as part of our strategy to maintain a short duration relative to the Bloomberg Barclays Index. The exposure to the Treasury futures helped relative returns given that the Fund's short-duration posture was a large contributor to performance. The equity portion of the Fund's portfolio had no investments in any derivatives during the period.

Q Did the Fund's yield, or distributions to shareholders, change during the six-month period ended January 31, 2017?

A The Fund's quarterly distribution increased from four cents per share in September 2016 to five cents per share in December 2016. The increase was the result of greater income generated by the portfolio's investments in both equities (through dividend increases on stocks) and fixed-income securities (through rising interest income). The Fund also paid a four-cents-per-share capital gain distribution in December 2016, the result of realized price gains from the portfolio of investments.

Q    What is your outlook?

A We believe the U.S. economy should continue to expand at a moderate pace. However, a strengthening, growing economy that is nearing full employment carries the potential for rising price inflation, which in turn

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 may lead to added pressure on the Fed to tighten monetary policy by increasing interest rates at a faster pace than currently anticipated. Such a scenario is not normally favorable for bond investors. The market currently anticipates that the Fed will hike short-term rates soon. It is conceivable, though, that any increases could be postponed until the nation's fiscal policy is clarified through the legislative process, as the post-election rallies in stocks and the credit-sensitive sectors of the bond market were at least partially fueled by the prospect of a more hospitable climate for corporate earnings; but actual tax policies, regulatory changes, and infrastructure investments have yet to be agreed upon and enacted through the political process in Washington.

     Within the bond market, credit spreads have been tightening and current credit fundamentals for corporate borrowers look good. Such conditions should lend support to corporate bonds and other credit-sensitive securities. At the same time, however, corporate bonds are more expensive now after rallying for nearly a year (since February 2016), suggesting greater caution may be appropriate. Given this fact, we may consider increasing the Fund's exposure to government-agency mortgages going forward, as they are of higher quality and can be less volatile than corporate bonds.

     The current strength of the economy still encourages confidence in equities, and we anticipate maintaining an emphasis in the Fund's equity portfolio on sectors such as financials, information technology, and industrials, where we see the potential for further gains. Meanwhile, the improving employment market and evidence of recent wage growth suggest it may be time to start looking at select consumer discretionary stocks. We think health care stocks may also merit further consideration, but commodity-based investments could be less attractive after posting recent gains.

     While our outlook for equities is favorable, we do believe caution is appropriate, as it is possible we could see the market retreat from recent highs.

Please refer to the Schedule of Investments on pages 20-46 for a full listing of Fund Securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 9

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Portfolio Summary | 1/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         59.3%
U.S. Government Securities                                                 12.9%
U.S. Corporate Bonds                                                       11.9%
International Corporate Bonds                                               4.5%
Collateralized Mortgage Obligations                                         3.4%
International Common Stocks                                                 2.4%
Municipal Bonds                                                             1.6%
Asset Backed Securities                                                     1.5%
Depositary Receipts for International Stocks                                1.0%
Senior Secured Loans                                                        0.7%
Foreign Government Bonds                                                    0.6%
Convertible Preferred Stocks                                                0.2%

* Includes investments in insurance-linked securities totaling 1.5% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.3%
Information Technology                                                     15.2%
Government                                                                 13.7%
Consumer Discretionary                                                      8.6%
Industrials                                                                 8.6%
Health Care                                                                 7.7%
Energy                                                                      7.0%
Consumer Staples                                                            6.8%
Real Estate                                                                 3.0%
Materials                                                                   2.5%
Utilities                                                                   2.3%
Telecommunication Services                                                  2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Microsoft Corp.                                                      3.13%
--------------------------------------------------------------------------------
 2.   Alphabet, Inc. (Class A)                                             2.57
--------------------------------------------------------------------------------
 3.   Pfizer, Inc.                                                         2.13
--------------------------------------------------------------------------------
 4.   Apple, Inc.                                                          2.09
--------------------------------------------------------------------------------
 5.   The Home Depot, Inc.                                                 2.02
--------------------------------------------------------------------------------
 6.   The Hershey Co.                                                      1.63
--------------------------------------------------------------------------------
 7.   US Bancorp                                                           1.63
--------------------------------------------------------------------------------
 8.   Ingersoll-Rand Plc                                                   1.61
--------------------------------------------------------------------------------
 9.   Chevron Corp.                                                        1.56
--------------------------------------------------------------------------------
10.   The Charles Schwab Corp.                                             1.46
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 11

Prices and Distributions | 1/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class                1/31/17                       7/31/16
--------------------------------------------------------------------------------
               A                   $9.21                         $9.07
--------------------------------------------------------------------------------
               C                   $9.14                         $9.00
--------------------------------------------------------------------------------
               K                   $9.21                         $9.06
--------------------------------------------------------------------------------
               R                   $9.20                         $9.06
--------------------------------------------------------------------------------
               Y                   $9.26                         $9.11
--------------------------------------------------------------------------------

Distributions per Share: 8/1/16-1/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment           Short-Term          Long-Term
         Class          Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A           $0.0944                   $--               $0.0431
--------------------------------------------------------------------------------
           C           $0.0573                   $--               $0.0431
--------------------------------------------------------------------------------
           K           $0.1008                   $--               $0.0431
--------------------------------------------------------------------------------
           R           $0.0898                   $--               $0.0431
--------------------------------------------------------------------------------
           Y           $0.0966                   $--               $0.0431
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Performance Update | 1/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                        Bloomberg
                                        Barclays
                                        U.S. Govern-
                  Net       Public      ment/           Standard
                  Asset     Offering    Credit          & Poor's
                  Value     Price       Bond            500
Period            (NAV)     (POP)       Index           Index
--------------------------------------------------------------------------------
10 years           5.53%    5.05%       4.43%            6.98%
5 years            8.44     7.44        2.13            14.07
1 year            11.01     6.03        1.90            20.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                  Gross     Net
--------------------------------------------------------------------------------
                  1.30%     1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Classic      Bloomberg Barclays U.S.
             Balanced Fund        Government/Credit Bond Index     S&P 500 Index
1/07         $ 9,550              $10,000                          $10,000
1/08         $ 9,562              $10,936                          $ 9,769
1/09         $ 7,103              $11,169                          $ 5,997
1/10         $ 9,302              $12,033                          $ 7,984
1/11         $10,603              $12,648                          $ 9,756
1/12         $10,914              $13,889                          $10,165
1/13         $12,050              $14,289                          $11,869
1/14         $13,740              $14,271                          $14,422
1/15         $15,166              $15,304                          $16,470
1/16         $14,740              $15,143                          $16,361
1/17         $16,363              $15,430                          $19,636

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 13

Performance Update | 1/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                               Bloomberg
                                               Barclays
                                               U.S. Govern-
                                               ment/              Standard
                                               Credit             & Poor's
                    If            If Re-       Bond               500
Period              Held          deemed       Index              Index
--------------------------------------------------------------------------------
10 years             4.65%         4.65%       4.43%               6.98%
5 years              7.56          7.56        2.13               14.07
1 year              10.14         10.14        1.90               20.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Classic      Bloomberg Barclays U.S.
             Balanced Fund        Government/Credit Bond Index     S&P 500 Index
1/07         $10,000              $10,000                          $10,000
1/08         $ 9,929              $10,936                          $ 9,769
1/09         $ 7,307              $11,169                          $ 5,997
1/10         $ 9,480              $12,033                          $ 7,984
1/11         $10,711              $12,648                          $ 9,756
1/12         $10,942              $13,889                          $10,165
1/13         $11,973              $14,289                          $11,869
1/14         $13,545              $14,271                          $14,422
1/15         $14,843              $15,304                          $16,470
1/16         $14,305              $15,143                          $16,361
1/17         $15,755              $15,430                          $19,636

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Performance Update | 1/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                    Bloomberg
                                    Barclays
                                    U.S. Govern-
                      Net           ment/                Standard
                      Asset         Credit               & Poor's
                      Value         Bond                 500
Period                (NAV)         Index                Index
--------------------------------------------------------------------------------
10 years               5.55%        4.43%                 6.98%
5 years                8.47         2.13                 14.07
1 year                11.22         1.90                 20.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      1.06%         0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Classic      Bloomberg Barclays U.S.
             Balanced Fund        Government/Credit Bond Index     S&P 500 Index
1/07         $5,000,000           $5,000,000                       $5,000,000
1/08         $5,006,653           $5,467,952                       $4,884,352
1/09         $3,719,265           $5,584,650                       $2,998,330
1/10         $4,870,742           $6,016,621                       $3,991,889
1/11         $5,552,010           $6,324,057                       $4,878,120
1/12         $5,714,476           $6,944,517                       $5,082,598
1/13         $6,309,305           $7,144,284                       $5,934,567
1/14         $7,194,408           $7,135,697                       $7,210,920
1/15         $7,940,996           $7,652,236                       $8,234,823
1/16         $7,716,393           $7,571,485                       $8,180,633
1/17         $8,582,562           $7,715,170                       $9,817,925

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 15

Performance Update | 1/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                         Bloomberg
                                         Barclays
                                         U.S. Govern-
                      Net                ment/                Standard
                      Asset              Credit               & Poor's
                      Value              Bond                 500
Period                (NAV)              Index                Index
--------------------------------------------------------------------------------
10 years               5.51%             4.43%                 6.98%
5 years                8.38              2.13                 14.07
1 year                10.85              1.90                 20.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                      Gross              Net
--------------------------------------------------------------------------------
                      1.61%              1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Classic      Bloomberg Barclays U.S.
             Balanced Fund        Government/Credit Bond Index     S&P 500 Index
1/07         $10,000              $10,000                          $10,000
1/08         $10,013              $10,936                          $ 9,769
1/09         $ 7,439              $11,169                          $ 5,997
1/10         $ 9,742              $12,033                          $ 7,984
1/11         $11,104              $12,648                          $ 9,756
1/12         $11,429              $13,889                          $10,165
1/13         $12,619              $14,289                          $11,869
1/14         $14,389              $14,271                          $14,422
1/15         $15,882              $15,304                          $16,470
1/16         $15,420              $15,143                          $16,361
1/17         $17,092              $15,430                          $19,636

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Performance Update | 1/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                         Bloomberg
                                         Barclays
                                         U.S. Govern-
                      Net                ment/                Standard
                      Asset              Credit               & Poor's
                      Value              Bond                 500
Period                (NAV)              Index                Index
--------------------------------------------------------------------------------
10 years               5.84%             4.43%                 6.98%
5 years                8.69              2.13                 14.07
1 year                11.10              1.90                 20.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Classic      Bloomberg Barclays U.S.
             Balanced Fund        Government/Credit Bond Index     S&P 500 Index
1/07         $5,000,000           $5,000,000                       $5,000,000
1/08         $5,025,093           $5,467,952                       $4,884,352
1/09         $3,744,564           $5,584,650                       $2,998,330
1/10         $4,922,096           $6,016,621                       $3,991,889
1/11         $5,628,946           $6,324,057                       $4,878,120
1/12         $5,815,913           $6,944,517                       $5,082,598
1/13         $6,431,733           $7,144,284                       $5,934,567
1/14         $7,365,764           $7,135,697                       $7,210,920
1/15         $8,154,689           $7,652,236                       $8,234,823
1/16         $7,941,136           $7,571,485                       $8,180,633
1/17         $8,822,769           $7,715,170                       $9,817,925

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2016 through January 31, 2017.

----------------------------------------------------------------------------------
Share Class                  A          C           K            R          Y
----------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/16
----------------------------------------------------------------------------------
Ending Account           $1,031.00   $1,027.00   $1,032.80   $1,030.50   $1,032.20
Value (after expenses)
on 1/31/17
----------------------------------------------------------------------------------
Expenses Paid            $    5.94   $    9.66   $    4.25   $    6.65   $    4.92
During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.89%, 0.83%, 1.30%, and 0.96% for Class A, Class C, Class K, Class R, and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2016 through January 31, 2017.

----------------------------------------------------------------------------------
Share Class                  A           C          K            R           Y
----------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/16
----------------------------------------------------------------------------------
Ending Account           $1,019.36   $1,015.68   $1,021.02   $1,018.65   $1,020.37
Value (after expenses)
on 1/31/17
----------------------------------------------------------------------------------
Expenses Paid            $    5.90   $    9.60   $   4.23    $    6.61   $    4.89
During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.89%, 0.83%, 1.30%, and 0.96% for Class A, Class C, Class K, Class R, and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 19

Schedule of Investments | 1/31/17 (unaudited)

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS -- 0.3%
                               BANKS -- 0.3%
                               Diversified Banks -- 0.3%
           700                 Wells Fargo & Co., 7.5% (Perpetual)                              $         840,735
                                                                                                -----------------
                               Total Banks                                                      $         840,735
-----------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $730,069)                                                  $         840,735
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 62.5%
                               ENERGY -- 4.5%
                               Oil & Gas Equipment & Services -- 0.8%
        41,361                 Halliburton Co.                                                  $       2,339,792
-----------------------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 2.0%
        39,924                 Chevron Corp.                                                    $       4,445,537
        18,957                 Occidental Petroleum Corp.                                               1,284,716
                                                                                                -----------------
                                                                                                $       5,730,253
-----------------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.4%
        15,411                 Phillips 66                                                      $       1,257,846
-----------------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 1.3%
        46,240                 Spectra Energy Corp.                                             $       1,925,896
        28,762                 Targa Resources Corp.                                                    1,657,266
                                                                                                -----------------
                                                                                                $       3,583,162
                                                                                                -----------------
                               Total Energy                                                     $      12,911,053
-----------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 1.5%
                               Specialty Chemicals -- 0.9%
        10,233                 Ecolab, Inc.                                                     $       1,229,290
         4,029                 The Sherwin-Williams Co.                                                 1,224,050
                                                                                                -----------------
                                                                                                $       2,453,340
-----------------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.6%
        43,200                 BHP Billiton, Ltd. (A.D.R.)                                      $       1,783,728
                                                                                                -----------------
                               Total Materials                                                  $       4,237,068
-----------------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 4.9%
                               Aerospace & Defense -- 1.3%
        24,957                 Raytheon Co.                                                     $       3,597,801
-----------------------------------------------------------------------------------------------------------------
                               Building Products -- 0.1%
        11,165                 Masco Corp.                                                      $         367,887
-----------------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.6%
        15,489                 Honeywell International, Inc.                                    $       1,832,658
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
 Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 2.9%
        57,723                 Ingersoll-Rand Plc                                               $       4,580,320
        19,788                 Snap-on, Inc.                                                            3,592,116
                                                                                                -----------------
                                                                                                $       8,172,436
                                                                                                -----------------
                               Total Capital Goods                                              $      13,970,782
-----------------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 1.6%
                               Diversified Support Services -- 0.9%
        55,288                 KAR Auction Services, Inc.                                       $       2,518,368
-----------------------------------------------------------------------------------------------------------------
                               Research & Consulting Services -- 0.7%
        53,948                 Nielsen Holdings Plc                                             $       2,207,013
                                                                                                -----------------
                               Total Commercial Services & Supplies                             $       4,725,381
-----------------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.8%
                               Railroads -- 0.5%
        30,160                 CSX Corp.                                                        $       1,399,122
-----------------------------------------------------------------------------------------------------------------
                               Trucking -- 0.3%
         9,696                 JB Hunt Transport Services, Inc.                                 $         960,680
                                                                                                -----------------
                               Total Transportation                                             $       2,359,802
-----------------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.4%
                               Auto Parts & Equipment -- 0.4%
        26,108                 BorgWarner, Inc.                                                 $       1,065,990
                                                                                                -----------------
                               Total Automobiles & Components                                   $       1,065,990
-----------------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 1.8%
                               Leisure Facilities -- 0.8%
        33,433                 Cedar Fair LP                                                    $       2,090,565
-----------------------------------------------------------------------------------------------------------------
                               Restaurants -- 1.0%
        24,049                 McDonald's Corp.                                                 $       2,947,686
                                                                                                -----------------
                               Total Consumer Services                                          $       5,038,251
-----------------------------------------------------------------------------------------------------------------
                               MEDIA -- 2.3%
                               Broadcasting -- 0.9%
        39,448                 CBS Corp. (Class B)                                              $       2,544,002
-----------------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 0.9%
        33,765                 Comcast Corp.                                                    $       2,546,556
-----------------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.5%
        60,447                 Regal Entertainment Group                                        $       1,369,729
                                                                                                -----------------
                               Total Media                                                      $       6,460,287
-----------------------------------------------------------------------------------------------------------------
                               RETAILING -- 2.4%
                               Home Improvement Retail -- 2.0%
        41,795                 The Home Depot, Inc.                                             $       5,750,156
-----------------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.4%
         7,531                 Advance Auto Parts, Inc.                                         $       1,236,891
                                                                                                -----------------
                               Total Retailing                                                  $       6,987,047
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 21

-----------------------------------------------------------------------------------------------------------------
 Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.8%
                               Drug Retail -- 0.7%
        24,400                 CVS Health Corp.                                                 $       1,922,964
-----------------------------------------------------------------------------------------------------------------
                               Food Retail -- 0.1%
        11,340                 The Kroger Co.                                                   $         385,106
                                                                                                -----------------
                               Total Food & Staples Retailing                                   $       2,308,070
-----------------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 5.1%
                               Brewers -- 0.8%
        23,091                 Molson Coors Brewing Co. (Class B)                               $       2,228,743
-----------------------------------------------------------------------------------------------------------------
                               Soft Drinks -- 0.8%
        57,165                 The Coca-Cola Co.                                                $       2,376,349
-----------------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 2.4%
        12,850                 Kellogg Co.                                                      $         934,324
        19,937                 Mead Johnson Nutrition Co.                                               1,404,761
        44,017                 The Hershey Co.                                                          4,642,473
                                                                                                -----------------
                                                                                                $       6,981,558
-----------------------------------------------------------------------------------------------------------------
                               Tobacco -- 1.1%
        42,450                 Altria Group, Inc.                                               $       3,021,591
                                                                                                -----------------
                               Total Food, Beverage & Tobacco                                   $      14,608,241
-----------------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                               Health Care Equipment -- 1.3%
        47,812                 Medtronic PLC                                                    $       3,634,668
-----------------------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.1%
         1,425                 The Cooper Companies, Inc.                                       $         263,069
                                                                                                -----------------
                               Total Health Care Equipment & Services                           $       3,897,737
-----------------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 5.4%
                               Biotechnology -- 1.9%
        25,021                 Celgene Corp.*                                                   $       2,906,189
        34,892                 Gilead Sciences, Inc.*                                                   2,527,925
                                                                                                -----------------
                                                                                                $       5,434,114
-----------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 3.5%
        45,054                 AstraZeneca Plc (A.D.R.)                                         $       1,226,820
       190,763                 Pfizer, Inc.                                                             6,052,910
        49,555                 Zoetis, Inc.                                                             2,722,552
                                                                                                -----------------
                                                                                                $      10,002,282
                                                                                                -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                                    $      15,436,396
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
 Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------------
                               BANKS -- 4.4%
                               Diversified Banks -- 2.9%
        44,473                 JPMorgan Chase & Co.                                             $       3,763,750
        87,928                 US Bancorp                                                               4,629,409
                                                                                                -----------------
                                                                                                $       8,393,159
-----------------------------------------------------------------------------------------------------------------
                               Regional Banks -- 1.5%
        34,343                 The PNC Financial Services Group, Inc.                           $       4,136,958
                                                                                                -----------------
                               Total Banks                                                      $      12,530,117
-----------------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 6.1%
                               Consumer Finance -- 0.8%
        60,736                 Synchrony Financial                                              $       2,175,564
-----------------------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 2.2%
       104,384                 Ares Capital Corp.                                               $       1,764,090
         6,121                 BlackRock, Inc.                                                          2,289,132
        47,180                 Golub Capital BDC, Inc.                                                    881,322
        76,920                 TCP Capital Corp.                                                        1,258,411
                                                                                                -----------------
                                                                                                $       6,192,955
-----------------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 1.9%
       100,328                 The Charles Schwab Corp.                                         $       4,137,527
         6,030                 The Goldman Sachs Group, Inc.                                            1,382,800
                                                                                                -----------------
                                                                                                $       5,520,327
-----------------------------------------------------------------------------------------------------------------
                               Financial Exchanges & Data -- 1.2%
        28,314                 CME Group, Inc.                                                  $       3,428,259
                                                                                                -----------------
                               Total Diversified Financials                                     $      17,317,105
-----------------------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.3%
                               Life & Health Insurance -- 0.3%
        25,593                 Sun Life Financial, Inc.                                         $       1,009,900
                                                                                                -----------------
                               Total Insurance                                                  $       1,009,900
-----------------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 8.6%
                               Internet Software & Services -- 4.6%
         8,917                 Alphabet, Inc. (Class A)                                         $       7,313,634
         2,490                 Alphabet, Inc. (Class C)                                                 1,984,007
       118,695                 eBay, Inc.*                                                              3,778,062
                                                                                                -----------------
                                                                                                $      13,075,703
-----------------------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.5%
        12,740                 Accenture Plc                                                    $       1,450,704
-----------------------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.4%
        32,104                 PayPal Holdings, Inc.                                            $       1,277,097
-----------------------------------------------------------------------------------------------------------------
                               Systems Software -- 3.1%
       137,591                 Microsoft Corp.                                                  $       8,895,263
                                                                                                -----------------
                               Total Software & Services                                        $      24,698,767
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 23

-----------------------------------------------------------------------------------------------------------------
 Shares                                                                                         Value
-----------------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 3.4%
                               Communications Equipment -- 1.3%
       125,136                 Cisco Systems, Inc.                                              $       3,844,178
-----------------------------------------------------------------------------------------------------------------
                               Computer Storage & Peripherals -- 2.1%
        48,874                 Apple, Inc.                                                      $       5,930,860
                                                                                                -----------------
                               Total Technology Hardware & Equipment                            $       9,775,038
-----------------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 2.4%
                               Semiconductor Equipment -- 0.4%
        11,271                 Lam Research Corp.*                                              $       1,294,587
-----------------------------------------------------------------------------------------------------------------
                               Semiconductors -- 2.0%
        22,061                 Analog Devices, Inc.                                             $       1,653,251
        39,134                 Microchip Technology, Inc.                                               2,635,675
        54,921                 Micron Technology, Inc.*                                                 1,324,145
                                                                                                -----------------
                                                                                                $       5,613,071
                                                                                                -----------------
                               Total Semiconductors & Semiconductor Equipment                   $       6,907,658
-----------------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 1.4%
                               Integrated Telecommunication Services -- 1.4%
        14,498                 CenturyLink, Inc.                                                $         374,918
        72,740                 Verizon Communications, Inc.                                             3,564,987
                                                                                                -----------------
                                                                                                $       3,939,905
                                                                                                -----------------
                               Total Telecommunication Services                                 $       3,939,905
-----------------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.5%
                               Multi-Utilities -- 0.5%
        25,187                 CMS Energy Corp.                                                 $       1,072,966
         7,338                 WEC Energy Group, Inc.                                                     433,309
                                                                                                -----------------
                                                                                                $       1,506,275
                                                                                                -----------------
                               Total Utilities                                                  $       1,506,275
-----------------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 2.5%
                               Hotel & Resort REIT -- 0.7%
        73,099                 Chesapeake Lodging Trust                                         $       1,871,334
-----------------------------------------------------------------------------------------------------------------
                               Specialized REIT -- 1.8%
         3,023                 Equinix, Inc.                                                    $       1,163,795
        61,177                 Iron Mountain Inc.                                                       2,190,137
        24,114                 Lamar Advertising Company                                                1,821,089
                                                                                                -----------------
                                                                                                $       5,175,021
                                                                                                -----------------
                               Total Real Estate                                                $       7,046,355
-----------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $143,753,092)                                              $     178,737,225
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 1.5%
                               BANKS -- 1.2%
                               Thrifts & Mortgage Finance -- 1.2%
       250,000                 Ascentium Equipment Receivables 2015-1 LLC,
                               3.24%, 1/10/22 (144A)                                            $         252,157
        47,204          1.53   Bayview Financial Mortgage Pass-Through Trust
                               2005-C, Floating Rate Note, 6/28/44                                         47,073
       150,000                 California Republic Auto Receivables Trust 2014-3,
                               3.61%, 6/15/21                                                             152,089
        13,432                 Consumer Credit Origination Loan Trust 2015-1,
                               2.82%, 3/15/21 (144A)                                                       13,436
       249,755                 CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                                   247,882
       250,000                 Flagship Credit Auto Trust 2013-1, 5.38%,
                               7/15/20 (144A)                                                             252,325
        91,387                 FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                                    90,852
        50,243                 GO Financial Auto Securitization Trust 2015-2,
                               3.27%, 11/15/18 (144A)                                                      50,310
       250,000                 Green Tree Agency Advance Funding Trust I,
                               4.6692%, 10/15/48 (144A)                                                   249,278
       189,803                 Nations Equipment Finance Funding II LLC,
                               3.276%, 1/22/19 (144A)                                                     190,107
       350,000                 Navitas Equipment Receivables LLC 2015-1,
                               4.5%, 5/17/21 (144A)                                                       356,189
       265,000          2.35   NovaStar Mortgage Funding Trust Series 2004-3,
                               Floating Rate Note, 12/25/34                                               251,650
       435,000          1.30   PFS Financing Corp., Floating Rate Note, 2/15/19 (144A)                    434,753
       148,586                 STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                            153,865
       322,897                 SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                          320,220
        26,049                 VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                                 26,099
       250,981                 Westgate Resorts 2016-1 LLC, 4.5%, 12/20/28 (144A)                         251,167
                                                                                                -----------------
                                                                                                $       3,339,452
                                                                                                -----------------
                               Total Banks                                                      $       3,339,452
-----------------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.2%
       500,000                 American Credit Acceptance Receivables Trust 2014-1,
                               5.2%, 4/12/21 (144A)                                             $         506,389
       250,000                 American Credit Acceptance Receivables Trust 2014-2,
                               4.96%, 5/10/21 (144A)                                                      252,818
                                                                                                -----------------
                                                                                                $         759,207
-----------------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.1%
       250,000                 AmeriCredit Automobile Receivables Trust 2012-4,
                               3.82%, 2/10/20 (144A)                                            $         250,568
                                                                                                -----------------
                               Total Diversified Financials                                     $       1,009,775
-----------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $4,358,785)                                                $       4,349,227
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 25

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 3.4%
                               BANKS -- 2.6%
                               Thrifts & Mortgage Finance -- 2.6%
       330,000          2.97   BAMLL Commercial Mortgage Securities Trust
                               2014-FL1, Floating Rate Note, 12/17/31 (144A)                    $         332,151
       200,000          2.72   BAMLL Commercial Mortgage Securities Trust
                               2014-INLD, Floating Rate Note, 12/17/29 (144A)                             201,423
       600,000          3.27   CDGJ Commercial Mortgage Trust 2014-BXCH,
                               Floating Rate Note, 12/15/27 (144A)                                        597,746
       300,000                 Citigroup Commercial Mortgage Trust 2014-GC25
                               REMICS, 3.371%, 10/11/47                                                   312,530
       168,000                 COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                           169,356
        53,249                 Credit Suisse First Boston Mortgage Securities
                               Corp., 4.877%, 4/15/37                                                      51,846
       384,266          3.50   CSMC Trust 2014-WIN2, Floating Rate Note,
                               10/25/44 (144A)                                                            381,436
       420,000          3.38   GAHR Commercial Mortgage Trust 2015-NRF, Floating
                               Rate Note, 12/15/34 (144A)                                                 427,169
        52,101                 Global Mortgage Securitization, Ltd., 5.25%,
                               4/25/32 (144A)                                                              50,975
       500,000                 GS Mortgage Securities Corp. II, 3.377%, 5/10/45                           519,708
       159,348          1.39   Impac CMB Trust Series 2004-4, Floating Rate
                               Note, 9/25/34                                                              150,342
       178,402                 JP Morgan Chase Commercial Mortgage Securities
                               Trust 2010-C2, 3.6159%, 11/15/43 (144A)                                    180,856
       500,000                 JP Morgan Chase Commercial Mortgage Securities
                               Trust 2012-LC9, 2.84%, 12/15/47                                            504,067
       450,000          1.69   JP Morgan Chase Commercial Mortgage Securities
                               Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)                         450,000
       790,640          3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate
                               Note, 6/25/29 (144A)                                                       795,335
        27,824          1.55   Merrill Lynch Mortgage Investors Trust Series MLCC
                               2004-D REMICS, Floating Rate Note, 9/25/29                                  24,287
       512,766          3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                               7/25/43 (144A)                                                             515,150
        28,492                 RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                   28,393
        52,910          2.25   Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                                               50,574
       712,364          3.00   Sequoia Mortgage Trust 2013-8, Floating Rate
                               Note, 6/25/43                                                              699,239
       695,306                 Sequoia Mortgage Trust, 3.5%, 11/25/46                                     697,479
       268,650          3.19   Velocity Commercial Capital Loan Trust 2015-1,
                               Floating Rate Note, 6/25/45 (144A)                                         269,889
                                                                                                -----------------
                                                                                                $       7,409,951
                                                                                                -----------------
                               Total Banks                                                      $       7,409,951
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               GOVERNMENT -- 0.8%
                               Government -- 0.8%
        77,782          2.76   Fannie Mae Connecticut Avenue Securities,
                               Floating Rate Note, 10/25/23                                     $          78,525
       168,667                 Fannie Mae, Series 2011-25 Class KA, 3.0%, 1/25/24                         171,999
       781,484                 Federal Home Loan Mortgage Corp. REMICS,
                               3.5%, 11/15/25                                                             817,308
        88,141          1.35   Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 2/15/24                                                 90,263
        60,427          1.10   Federal Home Loan Mortgage Corp. REMICS,
                               Floating Rate Note, 5/15/41                                                 60,350
        30,104                 Federal Home Loan Mortgage Corp., 3.0%, 10/15/38                            30,709
        51,597          1.08   Federal National Mortgage Association REMICS,
                               Floating Rate Note, 11/25/36                                                51,362
        70,630          1.06   Federal National Mortgage Association REMICS,
                               Floating Rate Note, 4/25/36                                                 70,344
       198,030          1.21   Federal National Mortgage Association REMICS,
                               Floating Rate Note, 7/25/41                                                198,380
        30,618          1.31   Federal National Mortgage Association REMICS,
                               Floating Rate Note, 9/25/37                                                 30,995
       111,149                 Freddie Mac, 2.5%, 8/15/25                                                 112,532
       198,779                 Freddie Mac, 3.5%, 10/15/28                                                201,085
       198,917                 Freddie Mac, Series 3227 Class PR, 5.5%, 9/15/35                           202,108
       109,000          3.82   FREMF Mortgage Trust Class B, Floating Rate Note,
                               6/25/47 (144A)                                                             111,957
        38,638          1.24   Government National Mortgage Association,
                               Floating Rate Note, 11/20/30                                                38,915
                                                                                                -----------------
                                                                                                $       2,266,832
                                                                                                -----------------
                               Total Government                                                 $       2,266,832
-----------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $9,700,445)                                                $       9,676,783
-----------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 16.3%
                               ENERGY -- 2.4%
                               Oil & Gas Drilling -- 0.1%
       235,000                 Ensco Plc, 4.5%, 10/1/24                                         $         210,325
       100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                                       91,750
        51,000                 Rowan Companies, Inc., 5.85%, 1/15/44                                       42,075
                                                                                                -----------------
                                                                                                $         344,150
-----------------------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.2%
       185,000                 Petroleos Mexicanos, 3.5%, 1/30/23                               $         170,428
        70,000                 Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                                   71,992
       250,000                 Sinopec Group Overseas Development 2014, Ltd.,
                               4.375%, 4/10/24 (144A)                                                     260,520
                                                                                                -----------------
                                                                                                $         502,940
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 27

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.1%
       213,000                 Canadian Natural Resources, Ltd., 6.25%, 3/15/38                 $         247,396
        35,000                 Canadian Natural Resources, Ltd., 6.75%, 2/1/39                             41,794
       200,000                 CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                               205,585
                                                                                                -----------------
                                                                                                $         494,775
-----------------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.4%
       300,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                           $         304,466
       360,000                 Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                              390,285
       370,000                 Valero Energy Corp., 9.375%, 3/15/19                                       424,920
                                                                                                -----------------
                                                                                                $       1,119,671
-----------------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 1.5%
       250,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                          $         260,954
       330,000                 Boardwalk Pipelines LP, 5.5%, 2/1/17                                       330,000
       750,000                 Boardwalk Pipelines LP, 5.95%, 6/1/26                                      831,995
       200,000                 DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                          226,000
       220,000          5.85   DCP Midstream Operating LP, Floating Rate Note,
                               5/21/43 (144A)                                                             197,450
       230,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                              283,996
       250,000                 Energy Transfer Partners LP, 2.5%, 6/15/18                                 251,737
       200,000                 Kinder Morgan, Inc. Delaware, 3.05%, 12/1/19                               203,608
       105,000                 MPLX LP, 4.875%, 12/1/24                                                   110,085
        55,000                 MPLX LP, 4.875%, 6/1/25                                                     57,664
       105,000                 MPLX LP, 5.5%, 2/15/23                                                     109,457
        75,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                            76,650
       250,000                 Plains All American Pipeline LP, 4.7%, 6/15/44                             224,665
       170,000                 Sabine Pass Liquefaction LLC, 5.0%, 3/15/27 (144A)                         178,288
       200,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                                 211,505
       175,000                 Sunoco Logistics Partners Operations LP, 3.9%, 7/15/26                     171,104
       242,000                 The Williams Companies, Inc., 7.75%, 6/15/31                               286,165
       100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                               100,251
       200,000          6.35   TransCanada PipeLines, Ltd., Floating Rate
                               Note, 5/15/67                                                              183,500
                                                                                                -----------------
                                                                                                $       4,295,074
-----------------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.1%
       250,000                 Corp Nacional del Cobre de Chile, 5.625%,
                               10/18/43 (144A)                                                  $         276,701
                                                                                                -----------------
                               Total Energy                                                     $       7,033,311
-----------------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.4%
                               Diversified Chemicals -- 0.1%
       195,000                 CF Industries, Inc., 5.375%, 3/15/44                             $         170,625
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Fertilizers & Agricultural Chemicals -- 0.1%
       250,000                 Agrium, Inc., 4.125%, 3/15/35                                    $         234,845
       150,000                 Agrium, Inc., 5.25%, 1/15/45                                               159,702
                                                                                                -----------------
                                                                                                $         394,547
-----------------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.1%
       175,000                 Ball Corp., 4.0%, 11/15/23                                       $         173,688
-----------------------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.1%
       250,000                 International Paper Co., 6.0%, 11/15/41                          $         289,199
-----------------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
        60,000                 Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                  $          58,950
                                                                                                -----------------
                               Total Materials                                                  $       1,087,009
-----------------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.6%
                               Aerospace & Defense -- 0.3%
       100,000                 Embraer Netherlands Finance BV, 5.4%, 2/1/27                     $         100,587
       200,000                 L3 Technologies, Inc., 3.95%, 5/28/24                                      204,954
       220,000                 Lockheed Martin Corp., 3.1%, 1/15/23                                       222,364
       185,000                 Spirit AeroSystems, Inc., 3.85%, 6/15/26                                   182,828
       250,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)                           250,150
                                                                                                -----------------
                                                                                                $         960,883
-----------------------------------------------------------------------------------------------------------------
                               Building Products -- 0.3%
       450,000                 Masco Corp., 4.45%, 4/1/25                                       $         462,555
       290,000                 Owens Corning, 3.4%, 8/15/26                                               277,516
                                                                                                -----------------
                                                                                                $         740,071
-----------------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.0%+
        85,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                    $          85,212
                                                                                                -----------------
                               Total Capital Goods                                              $       1,786,166
-----------------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                               Environmental & Facilities Services -- 0.0%+
        75,000                 Republic Services, Inc., 2.9%, 7/1/26                            $          71,965
-----------------------------------------------------------------------------------------------------------------
                               Research & Consulting Services -- 0.1%
       186,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                            $         196,351
                                                                                                -----------------
                               Total Commercial Services & Supplies                             $         268,316
-----------------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.3%
                               Airlines -- 0.0%+
         1,089                 Continental Airlines 1998-1 Class A Pass Through
                               Trust, 6.648%, 9/15/17                                           $           1,098
        44,677                 Delta Air Lines 2010-2 Class A Pass Through
                               Trust, 4.95%, 5/23/19                                                       46,688
                                                                                                -----------------
                                                                                                $          47,786
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 29

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Railroads -- 0.2%
       150,000                 Burlington Northern Santa Fe LLC, 5.15%, 9/1/43                  $         172,386
       250,000                 TTX Co., 2.25%, 2/1/19 (144A)                                              250,363
                                                                                                -----------------
                                                                                                $         422,749
-----------------------------------------------------------------------------------------------------------------
                               Highways & Railtracks -- 0.1%
       300,000                 ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                       $         287,887
                                                                                                -----------------
                               Total Transportation                                             $         758,422
-----------------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.3%
                               Automobile Manufacturers -- 0.3%
       200,000                 Ford Motor Credit Co LLC, 3.219%, 1/9/22                         $         198,934
       225,000                 Ford Motor Credit Co LLC, 4.389%, 1/8/26                                   226,536
       250,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18                                 252,938
       275,000                 Toyota Motor Credit Corp., 2.125%, 7/18/19                                 276,617
                                                                                                -----------------
                                                                                                $         955,025
                                                                                                -----------------
                               Total Automobiles & Components                                   $         955,025
-----------------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.2%
                               Homebuilding -- 0.2%
       200,000                 DR Horton, Inc., 4.0%, 2/15/20                                   $         207,486
       175,000                 Lennar Corp., 4.75%, 4/1/21                                                181,562
       250,000                 PulteGroup, Inc., 4.25%, 3/1/21                                            256,875
                                                                                                -----------------
                                                                                                $         645,923
                                                                                                -----------------
                               Total Consumer Durables & Apparel                                $         645,923
-----------------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Education Services -- 0.1%
       250,000                 Colby College, 4.25%, 7/1/55                                     $         220,616
                                                                                                -----------------
                               Total Consumer Services                                          $         220,616
-----------------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.2%
                               Cable & Satellite -- 0.2%
       225,000                 Charter Communications Operating LLC,
                               6.384%, 10/23/35                                                 $         253,699
        85,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                               86,381
       125,000                 Sky Plc, 6.1%, 2/15/18 (144A)                                              130,469
        25,000                 Time Warner Cable LLC, 6.55%, 5/1/37                                        28,605
        35,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                                     36,575
                                                                                                -----------------
                                                                                                $         535,729
                                                                                                -----------------
                               Total Media                                                      $         535,729
-----------------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.3%
                               Internet Retail -- 0.2%
       275,000                 Expedia, Inc., 5.0%, 2/15/26                                     $         289,133
       285,000                 The Priceline Group, Inc., 3.65%, 3/15/25                                  284,036
                                                                                                -----------------
                                                                                                $         573,169
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Home Improvement Retail -- 0.1%
       250,000                 The Home Depot, Inc., 2.625%, 6/1/22                             $         251,716
                                                                                                -----------------
                               Total Retailing                                                  $         824,885
-----------------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.3%
                               Drug Retail -- 0.2%
       250,000                 CVS Health Corp., 3.5%, 7/20/22                                  $         256,882
       144,763                 CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                             156,156
       104,602                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                             117,289
                                                                                                -----------------
                                                                                                $         530,327
-----------------------------------------------------------------------------------------------------------------
                               Food Retail -- 0.1%
       285,000                 The Kroger Co., 2.95%, 11/1/21                                   $         288,381
                                                                                                -----------------
                               Total Food & Staples Retailing                                   $         818,708
-----------------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.4%
                               Brewers -- 0.0%+
        55,000                 Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19             $          61,169
-----------------------------------------------------------------------------------------------------------------
                               Distillers & Vintners -- 0.2%
       230,000                 Constellation Brands, Inc., 3.7%, 12/6/26                        $         227,744
       250,000                 Pernod Ricard SA, 3.25%, 6/8/26 (144A)                                     240,365
                                                                                                -----------------
                                                                                                $         468,109
-----------------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 0.1%
       250,000                 Kraft Heinz Foods Co., 3.5%, 6/6/22                              $         254,390
       125,000                 Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                               125,459
                                                                                                -----------------
                                                                                                $         379,849
-----------------------------------------------------------------------------------------------------------------
                               Tobacco -- 0.1%
       270,000                 Reynolds American, Inc., 4.45%, 6/12/25                          $         283,003
                                                                                                -----------------
                               Total Food, Beverage & Tobacco                                   $       1,192,130
-----------------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Household Products -- 0.1%
       200,000                 Kimberly-Clark de Mexico SAB de CV, 3.8%,
                               4/8/24 (144A)                                                    $         196,914
                                                                                                -----------------
                               Total Household & Personal Products                              $         196,914
-----------------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                               Health Care Equipment -- 0.2%
       194,000                 Becton Dickinson and Co., 1.8%, 12/15/17                         $         194,497
       276,000                 Becton Dickinson and Co., 3.734%, 12/15/24                                 282,901
                                                                                                -----------------
                                                                                                $         477,398
-----------------------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.0%+
       140,000                 HCA, Inc., 5.375%, 2/1/25                                        $         142,800
                                                                                                -----------------
                               Total Health Care Equipment & Services                           $         620,198
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 31

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                               SCIENCES -- 0.7%
                               Biotechnology -- 0.3%
       300,000                 AbbVie, Inc., 3.2%, 5/14/26                                      $         284,307
       115,000                 AbbVie, Inc., 3.6%, 5/14/25                                                113,177
       230,000                 Amgen, Inc., 4.4%, 5/1/45                                                  218,463
       250,000                 Biogen, Inc., 4.05%, 9/15/25                                               256,416
                                                                                                -----------------
                                                                                                $         872,363
-----------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.3%
       300,000                 Mylan NV, 3.95%, 6/15/26 (144A)                                  $         283,976
       285,000                 Perrigo Finance Unlimited Co., 3.9%, 12/15/24                              278,740
       295,000                 Teva Pharmaceutical Finance Netherlands III BV,
                               2.8%, 7/21/23                                                              275,921
                                                                                                -----------------
                                                                                                $         838,637
-----------------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.1%
       350,000                 Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                    $         345,837
                                                                                                -----------------
                               Total Pharmaceuticals, Biotechnology & Life Sciences             $       2,056,837
-----------------------------------------------------------------------------------------------------------------
                               BANKS -- 1.6%
                               Diversified Banks -- 1.2%
       275,000          7.62   BNP Paribas SA, Floating Rate Note, (Perpetual) (144A)           $         288,750
       200,000                 BPCE SA, 4.875%, 4/1/26 (144A)                                             200,713
     1,075,000          6.25   Citigroup, Inc., Floating Rate Note, (Perpetual)                         1,135,469
       200,000                 Cooperatieve Rabobank UA, 3.875%, 2/8/22                                   209,875
       250,000                 Cooperatieve Rabobank UA, 3.95%, 11/9/22                                   255,802
       200,000                 HSBC Holdings Plc, 4.875%, 1/14/22                                         215,578
       110,000                 JPMorgan Chase & Co., 5.625%, 8/16/43                                      125,878
       250,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                                281,131
       250,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                                      259,389
       400,000          8.00   Royal Bank of Scotland Group Plc, Floating
                               Rate Note, (Perpetual)                                                     388,052
       200,000                 Wells Fargo & Co., 4.125%, 8/15/23                                         208,501
                                                                                                -----------------
                                                                                                $       3,569,138
-----------------------------------------------------------------------------------------------------------------
                               Regional Banks -- 0.4%
       250,000                 HSBC Bank USA NA New York NY, 6.0%, 8/9/17                       $         255,749
       300,000                 KeyBank NA Cleveland Ohio, 2.25%, 3/16/20                                  299,476
       250,000                 KeyBank NA Cleveland Ohio, 2.35%, 3/8/19                                   251,858
       300,000                 SunTrust Bank, 1.35%, 2/15/17                                              300,045
                                                                                                -----------------
                                                                                                $       1,107,128
                                                                                                -----------------
                               Total Banks                                                      $       4,676,266
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.8%
                               Other Diversified Financial Services -- 0.3%
       400,000                 Carlyle Holdings II Finance LLC, 5.625%,
                               3/30/43 (144A)                                                   $         386,681
       121,000                 General Electric Co., 6.75%, 3/15/32                                       162,041
       405,000          6.75   JPMorgan Chase & Co., Floating Rate Note, (Perpetual)                      443,236
                                                                                                -----------------
                                                                                                $         991,958
-----------------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.1%
       250,000                 USAA Capital Corp., 2.45%, 8/1/20 (144A)                         $         251,845
-----------------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.5%
       250,000                 Ally Financial, Inc., 4.625%, 3/30/25                            $         246,875
       360,000                 Capital One Bank USA NA, 8.8%, 7/15/19                                     413,601
       300,000                 Capital One Financial Corp., 3.75%, 4/24/24                                304,460
       380,000                 General Motors Financial Co, Inc., 4.0%, 1/15/25                           375,181
                                                                                                -----------------
                                                                                                $       1,340,117
-----------------------------------------------------------------------------------------------------------------
                               Asset Management & Custody Banks -- 0.3%
       250,000                 Blackstone Holdings Finance Co LLC, 5.0%,
                               6/15/44 (144A)                                                   $         252,266
       300,000                 KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                          305,734
       280,000          1.94   The Bank of New York Mellon Corp., Floating
                               Rate Note, 10/30/23                                                        284,668
                                                                                                -----------------
                                                                                                $         842,668
-----------------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.2%
        75,000                 KKR Group Finance Co III LLC, 5.125%, 6/1/44 (144A)              $          72,333
       250,000                 Morgan Stanley, 2.65%, 1/27/20                                             251,686
       250,000                 Morgan Stanley, 4.1%, 5/22/23                                              256,849
                                                                                                -----------------
                                                                                                $         580,868
-----------------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.3%
       413,000                 GE Capital International Funding Co Unlimited Co.,
                               4.418%, 11/15/35                                                 $         433,199
       400,000          2.57   ICBCIL Finance Co, Ltd., Floating Rate Note,
                               11/13/18 (144A)                                                            404,551
                                                                                                -----------------
                                                                                                $         837,750
-----------------------------------------------------------------------------------------------------------------
                               Financial Exchanges & Data -- 0.1%
       250,000                 Thomson Reuters Corp., 1.3%, 2/23/17                             $         250,025
                                                                                                -----------------
                               Total Diversified Financials                                     $       5,095,231
-----------------------------------------------------------------------------------------------------------------
                               INSURANCE -- 2.5%
                               Insurance Brokers -- 0.1%
       225,000                 Brown & Brown, Inc., 4.2%, 9/15/24                               $         226,136
-----------------------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- 0.5%
       220,000                 Principal Financial Group, Inc., 3.3%, 9/15/22                   $         222,676

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 33

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Life & Health Insurance -- (continued)
        75,000                 Principal Life Global Funding II, 1.5%, 4/18/19 (144A)           $          74,320
       335,000                 Protective Life Corp., 7.375%, 10/15/19                                    378,835
       200,000          5.62   Prudential Financial, Inc., Floating Rate Note, 6/15/43                    210,750
       150,000          5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42                    160,125
       224,000                 Teachers Insurance & Annuity Association of America,
                               6.85%, 12/16/39 (144A)                                                     292,379
                                                                                                -----------------
                                                                                                $       1,339,085
-----------------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 0.2%
       200,000                 AIG, 3.875%, 1/15/35                                             $         186,344
       250,000                 AXA SA, 8.6%, 12/15/30                                                     346,250
       200,000                 New York Life Global Funding, 1.45%,
                               12/15/17 (144A)                                                            200,232
                                                                                                -----------------
                                                                                                $         732,826
-----------------------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.2%
       250,000                 CNA Financial Corp., 4.5%, 3/1/26                                $         260,906
       300,000                 The Hanover Insurance Group, Inc., 4.5%, 4/15/26                           305,512
                                                                                                -----------------
                                                                                                $         566,418
-----------------------------------------------------------------------------------------------------------------
                               Reinsurance -- 1.5%
       250,000          6.11   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                               (Cat Bond) (144A)                                                $         259,625
       250,000          4.24   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                               (Cat Bond) (144A)                                                          252,425
       250,000          6.75   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                               (Cat Bond) (144A)                                                          256,575
       250,000          9.25   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                               (Cat Bond) (144A)                                                          257,250
       250,000          5.24   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                                          253,300
       250,000                 Kingsbarns Segregated Account (Artex SAC Ltd.),
                               Variable Rate Notes, 5/15/17 (d) (e)                                       245,125
       250,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (d) (e)                             4,450
       100,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (e)                          580
       150,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d) (e)                      158,445
       250,000                 Madison Re. Variable Rate Notes, 3/31/19 (d) (e)                           263,300
       250,000          4.81   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                               (Cat Bond) (144A)                                                          252,825
       250,000                 Port Rush RE, Variable Rate Notes, 6/15/17 (d) (e)                          57,075
       250,000          5.75   Queen Street X Re, Ltd., Floating Rate Note,
                               6/8/18 (Cat Bond) (144A)                                                   249,250
       250,000          5.30   Residential Reinsurance 2013, Ltd., Floating
                               Rate Note, 12/6/17 (Cat Bond) (144A)                                       251,075
       250,000          0.00   Residential Reinsurance 2016, Ltd., Floating
                               Rate Note, 12/6/23 (Cat Bond) (144A)                                       243,650

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
       300,000                 Resilience Re, Ltd., Variable Rate Notes, 4/7/17 (d) (e)         $         300,750
       250,000          3.50   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                               (Cat Bond) (144A)                                                          251,600
       250,000          4.21   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                               (Cat Bond) (144A)                                                          250,025
       250,000          3.97   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                               (Cat Bond) (144A)                                                          251,200
       250,000                 Sector Re V, Ltd., Variable Rate Notes, 3/1/21 (d) (e)                     271,100
         1,042                 Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                               (144A) (d) (e)                                                              22,187
                                                                                                -----------------
                                                                                                $       4,351,812
                                                                                                -----------------
                               Total Insurance                                                  $       7,216,277
-----------------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.2%
                               Application Software -- 0.1%
       285,000                 Adobe Systems, Inc., 3.25%, 2/1/25                               $         282,546
-----------------------------------------------------------------------------------------------------------------
                               Systems Software -- 0.1%
       250,000                 Oracle Corp., 2.5%, 5/15/22                                      $         248,522
                                                                                                -----------------
                               Total Software & Services                                        $         531,068
-----------------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                               Communications Equipment -- 0.0%+
       145,000                 Brocade Communications Systems, Inc.,
                               4.625%, 1/15/23                                                  $         145,362
-----------------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage & Peripherals -- 0.1%
       160,000                 NCR Corp., 6.375%, 12/15/23                                      $         170,000
-----------------------------------------------------------------------------------------------------------------
                               Electronic Components -- 0.1%
       220,000                 Amphenol Corp., 3.125%, 9/15/21                                  $         223,543
-----------------------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.1%
       250,000                 Flex, Ltd., 4.75%, 6/15/25                                       $         263,254
                                                                                                -----------------
                               Total Technology Hardware & Equipment                            $         802,159
-----------------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.2%
                               Semiconductors -- 0.2%
       285,000                 Broadcom Corp., 3.625%, 1/15/24 (144A)                           $         285,361
       250,000                 Intel Corp., 4.9%, 7/29/45                                                 278,376
                                                                                                -----------------
                                                                                                $         563,737
                                                                                                -----------------
                               Total Semiconductors & Semiconductor Equipment                   $         563,737
-----------------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.9%
                               Integrated Telecommunication Services -- 0.6%
       250,000                 AT&T, Inc., 4.75%, 5/15/46                                       $         228,354
       275,000                 AT&T, Inc., 5.25%, 3/1/37                                                  273,705

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 35

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Integrated Telecommunication Services -- (continued)
       110,000                 CenturyLink, Inc., 5.8%, 3/15/22                                 $         113,128
       170,000                 Frontier Communications Corp., 10.5%, 9/15/22                              177,120
       300,000                 Telefonica Emisiones SAU, 6.221%, 7/3/17                                   305,727
       200,000                 Verizon Communications, Inc., 5.15%, 9/15/23                               220,860
       221,000                 Verizon Communications, Inc., 6.55%, 9/15/43                               272,577
                                                                                                -----------------
                                                                                                $       1,591,471
-----------------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 0.3%
       250,000                 Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                  $         252,708
       240,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                            255,690
       140,000                 Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                            151,908
       140,000                 T-Mobile USA, Inc., 6.0%, 4/15/24                                          148,750
       100,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                                     102,180
                                                                                                -----------------
                                                                                                $         911,236
                                                                                                -----------------
                               Total Telecommunication Services                                 $       2,502,707
-----------------------------------------------------------------------------------------------------------------
                               UTILITIES -- 1.6%
                               Electric Utilities -- 1.4%
       225,000                 Commonwealth Edison Co., 6.15%, 9/15/17                          $         231,485
       230,000                 Edison International, 2.95%, 3/15/23                                       229,102
       100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)                              99,640
       250,000          5.25   Electricite de France SA, Floating Rate Note
                               (Perpetual) (144A)                                                         238,438
       270,000                 Enel Finance International NV, 5.125%, 10/7/19 (144A)                      288,832
       200,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                            228,000
       250,000                 Exelon Corp., 2.85%, 6/15/20                                               253,504
        66,497                 FPL Energy American Wind LLC, 6.639%, 6/20/23 (144A)                        68,160
       560,000                 Iberdrola International BV, 6.75%, 7/15/36                                 684,616
       200,000                 Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)                          199,998
       200,000                 Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                         216,540
       125,000                 Nevada Power Co., 6.5%, 8/1/18                                             133,974
       250,000                 NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17                      250,938
        43,709                 OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                              43,054
       250,000                 PPL Capital Funding, Inc., 3.1%, 5/15/26                                   239,868
       275,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18                           295,949
       250,000                 Southwestern Electric Power Co., 3.9%, 4/1/45                              234,671
       105,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                                       84,788
                                                                                                -----------------
                                                                                                $       4,021,557
-----------------------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.1%
       250,000                 Southern California Gas Co., 5.125%, 11/15/40                    $         287,337
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Multi-Utilities -- 0.1%
       220,000                 Consolidated Edison Co. of New York, Inc.,
                               4.625%, 12/1/54                                                  $         233,163
-----------------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 0.0%+
        70,919                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                     $          76,538
                                                                                                -----------------
                               Total Utilities                                                  $       4,618,595
-----------------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.6%
                               Diversified REIT -- 0.2%
       300,000                 Duke Realty LP, 3.75%, 12/1/24                                   $         304,423
       250,000                 Essex Portfolio LP, 3.5%, 4/1/25                                           247,199
       125,000                 Ventas Realty LP, 3.125%, 6/15/23                                          123,455
                                                                                                -----------------
                                                                                                $         675,077
-----------------------------------------------------------------------------------------------------------------
                               Office REIT -- 0.2%
       100,000                 Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27            $          99,436
       110,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                        116,424
       250,000                 Highwoods Realty LP, 3.625%, 1/15/23                                       248,045
                                                                                                -----------------
                                                                                                $         463,905
-----------------------------------------------------------------------------------------------------------------
                               Health Care REIT -- 0.1%
       280,000                 Healthcare Trust of America Holdings LP, 3.5%, 8/1/26            $         267,304
-----------------------------------------------------------------------------------------------------------------
                               Residential REIT -- 0.1%
       270,000                 UDR, Inc., 4.0%, 10/1/25                                         $         275,792
                                                                                                -----------------
                               Total Real Estate                                                $       1,682,078
-----------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $45,711,894)                                               $      46,688,307
-----------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 12.9%
        52,270                 Fannie Mae, 2.5%, 3/1/43                                         $          49,818
        38,647                 Fannie Mae, 2.5%, 4/1/43                                                    36,821
        43,693                 Fannie Mae, 2.5%, 4/1/45                                                    41,467
        20,523                 Fannie Mae, 2.5%, 8/1/43                                                    19,554
        45,921                 Fannie Mae, 2.5%, 8/1/45                                                    43,582
       100,749                 Fannie Mae, 3.0%, 10/1/30                                                  103,506
       272,671                 Fannie Mae, 3.0%, 11/1/46                                                  270,109
       225,978                 Fannie Mae, 3.0%, 5/1/31                                                   232,388
       312,813                 Fannie Mae, 3.0%, 5/1/43                                                   311,232
        23,807                 Fannie Mae, 3.0%, 5/1/46                                                    23,642
        97,044                 Fannie Mae, 3.0%, 5/1/46                                                    96,554
       244,534                 Fannie Mae, 3.0%, 6/1/45                                                   242,965
       193,002                 Fannie Mae, 3.5%, 1/1/46                                                   197,367
       335,000                 Fannie Mae, 3.5%, 1/1/47                                                   343,066

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 37

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
       100,000                 Fannie Mae, 3.5%, 1/1/47                                         $         102,262
     1,691,299                 Fannie Mae, 3.5%, 12/1/45                                                1,729,548
     1,372,318                 Fannie Mae, 3.5%, 7/1/43                                                 1,409,577
       306,531                 Fannie Mae, 3.5%, 7/1/45                                                   313,464
       371,286                 Fannie Mae, 3.5%, 7/1/46                                                   379,683
       959,580                 Fannie Mae, 3.5%, 8/1/45                                                   981,281
       269,385                 Fannie Mae, 3.5%, 8/1/46                                                   275,477
       776,839                 Fannie Mae, 3.5%, 9/1/44                                                   795,472
       463,853                 Fannie Mae, 3.5%, 9/1/45                                                   474,343
       264,439                 Fannie Mae, 3.5%, 9/1/46                                                   270,419
        98,387                 Fannie Mae, 4.0%, 1/1/41                                                   103,608
       216,332                 Fannie Mae, 4.0%, 10/1/40                                                  229,392
       163,954                 Fannie Mae, 4.0%, 10/1/45                                                  172,059
       403,672                 Fannie Mae, 4.0%, 2/1/41                                                   424,383
       783,707                 Fannie Mae, 4.0%, 2/1/41                                                   825,423
       484,695                 Fannie Mae, 4.0%, 3/1/41                                                   510,518
       215,768                 Fannie Mae, 4.0%, 5/1/46                                                   226,453
       654,896                 Fannie Mae, 4.0%, 6/1/42                                                   690,132
       197,867                 Fannie Mae, 4.0%, 6/1/46                                                   207,666
       597,448                 Fannie Mae, 4.0%, 7/1/43                                                   627,011
       294,666                 Fannie Mae, 4.0%, 7/1/44                                                   309,204
       215,226                 Fannie Mae, 4.0%, 7/1/46                                                   225,884
       235,164                 Fannie Mae, 4.0%, 8/1/43                                                   246,707
       300,783                 Fannie Mae, 4.0%, 8/1/43                                                   315,727
       219,223                 Fannie Mae, 4.0%, 8/1/46                                                   230,079
       208,968                 Fannie Mae, 4.0%, 8/1/46                                                   219,316
       399,919                 Fannie Mae, 4.0%, 9/1/40                                                   419,961
       292,053                 Fannie Mae, 4.0%, 9/1/40                                                   306,877
       226,192                 Fannie Mae, 4.0%, 9/1/42                                                   237,810
       361,503                 Fannie Mae, 4.0%, 9/1/44                                                   379,377
        19,575                 Fannie Mae, 4.5%, 11/1/20                                                   20,290
         7,750                 Fannie Mae, 4.5%, 12/1/43                                                    8,393
       550,597                 Fannie Mae, 4.5%, 12/1/43                                                  591,881
       380,770                 Fannie Mae, 4.5%, 4/1/41                                                   410,149
       516,594                 Fannie Mae, 4.5%, 6/1/40                                                   556,247
         8,404                 Fannie Mae, 5.0%, 5/1/18                                                     8,600
         4,365                 Fannie Mae, 5.0%, 6/1/37                                                     4,752
       101,387                 Fannie Mae, 5.5%, 10/1/35                                                  112,871
        13,513                 Fannie Mae, 5.5%, 12/1/34                                                   15,149
        41,480                 Fannie Mae, 5.5%, 12/1/35                                                   46,089
        44,235                 Fannie Mae, 5.5%, 12/1/35                                                   49,368

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
        48,407                 Fannie Mae, 5.5%, 3/1/23                                         $          51,786
         6,698                 Fannie Mae, 5.5%, 3/1/34                                                     7,428
        37,050                 Fannie Mae, 5.5%, 5/1/37                                                    41,323
       144,566                 Fannie Mae, 5.5%, 5/1/38                                                   161,294
        23,352                 Fannie Mae, 6.0%, 10/1/37                                                   26,372
        28,453                 Fannie Mae, 6.0%, 12/1/33                                                   32,512
        13,469                 Fannie Mae, 6.0%, 12/1/37                                                   15,224
         2,944                 Fannie Mae, 6.0%, 8/1/32                                                     3,365
         1,099                 Fannie Mae, 6.0%, 9/1/29                                                     1,252
        10,516                 Fannie Mae, 6.5%, 10/1/32                                                   11,897
        19,806                 Fannie Mae, 6.5%, 4/1/29                                                    22,814
        29,435                 Fannie Mae, 6.5%, 5/1/32                                                    33,854
         5,034                 Fannie Mae, 6.5%, 7/1/29                                                     5,694
        23,944                 Fannie Mae, 6.5%, 9/1/32                                                    27,808
        10,971                 Fannie Mae, 7.0%, 1/1/36                                                    12,324
        39,003                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                             40,062
        90,404                 Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                              89,908
       170,857                 Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                             169,372
       503,095                 Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                             514,220
       207,669                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                            217,871
       109,774                 Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                            112,223
       165,706                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                             172,936
       353,639                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                             363,161
     1,565,200                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                           1,599,812
       127,244                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                             130,058
       560,830                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                             573,232
       546,814                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                             559,923
        73,349                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                              75,083
       319,616                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                             327,776
     1,481,323                 Federal Home Loan Mortgage Corp., 3.5%, 9/1/42                           1,521,353
       384,832                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                             405,766
       845,399                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                            887,358
       593,451                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                            625,643
       663,822                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                            698,118
       291,719                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                            306,198
       314,459                 Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                             331,509
       200,845                 Federal Home Loan Mortgage Corp., 4.0%, 3/1/46                             210,813
       935,961                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                             982,415
       265,443                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                             278,618
       276,897                 Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                             290,640
       245,797                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                             264,639

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 39

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
       244,085                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                   $         262,491
       128,246                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                             138,083
        68,696                 Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                              74,119
        47,122                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                             51,562
        48,678                 Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                              53,197
        26,415                 Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                             29,747
        19,889                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                              22,400
        31,966                 Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                             36,006
        32,915                 Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                              37,071
        11,618                 Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                             13,550
        74,077                 Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                             83,724
       606,896                 Federal National Mortgage Association, 3.5%, 11/1/45                       620,621
       387,920                 Federal National Mortgage Association, 4.0%, 9/1/45                        407,109
       206,527                 Government National Mortgage Association I,
                               4.0%, 6/15/45                                                              218,385
       633,706                 Government National Mortgage Association I,
                               4.0%, 9/15/41                                                              669,739
        90,539                 Government National Mortgage Association I,
                               4.5%, 5/15/39                                                               98,657
         9,099                 Government National Mortgage Association I,
                               5.0%, 2/15/18                                                                9,213
        14,286                 Government National Mortgage Association I,
                               5.0%, 2/15/18                                                               14,491
        16,548                 Government National Mortgage Association I,
                               5.5%, 8/15/33                                                               18,655
        21,914                 Government National Mortgage Association I,
                               5.5%, 9/15/33                                                               24,615
        18,253                 Government National Mortgage Association I,
                               6.0%, 10/15/33                                                              21,146
        18,776                 Government National Mortgage Association I,
                               6.0%, 9/15/34                                                               21,326
       106,959                 Government National Mortgage Association I,
                               6.0%, 9/15/38                                                              122,039
        15,751                 Government National Mortgage Association I,
                               6.5%, 10/15/28                                                              17,942
        29,636                 Government National Mortgage Association I,
                               6.5%, 12/15/32                                                              34,485
        37,378                 Government National Mortgage Association I,
                               6.5%, 5/15/31                                                               42,575
        24,526                 Government National Mortgage Association I,
                               6.5%, 5/15/33                                                               27,936
        31,356                 Government National Mortgage Association I,
                               6.5%, 6/15/32                                                               36,664

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- (continued)
           440                 Government National Mortgage Association I,
                               7.0%, 8/15/28                                                    $             500
         3,149                 Government National Mortgage Association I,
                               8.0%, 2/15/30                                                                3,184
       125,961                 Government National Mortgage Association II,
                               3.0%, 8/20/46                                                              127,181
       388,075                 Government National Mortgage Association II,
                               3.0%, 9/20/46                                                              391,841
       266,592                 Government National Mortgage Association II,
                               4.0%, 10/20/46                                                             282,158
        38,299                 Government National Mortgage Association II,
                               5.5%, 2/20/34                                                               43,008
        60,079                 Government National Mortgage Association II,
                               6.5%, 11/20/28                                                              69,066
         2,490                 Government National Mortgage Association II,
                               7.5%, 9/20/29                                                                2,915
       512,465                 U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                      488,734
     2,454,850                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                     2,499,744
-----------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $37,128,006)                                               $      36,794,506
-----------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 0.1%
       200,000                 Bahamas Government International Bond, 5.75%,
                               1/16/24 (144A)                                                   $         199,500
-----------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $200,000)                                                  $         199,500
-----------------------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 1.6% (f)
                               Municipal Education -- 0.0%+
       100,000                 Massachusetts Development Finance Agency,
                               4.844%, 9/1/43                                                   $         113,238
-----------------------------------------------------------------------------------------------------------------
                               Municipal General -- 0.2%
       100,000                 Central Texas Regional Mobility Authority, 1/1/25 (c)            $          73,655
       200,000                 City of Raleigh North Carolina, 4.0%, 10/1/32                              211,632
       200,000                 JobsOhio Beverage System, 3.985%, 1/1/29                                   211,794
                                                                                                -----------------
                                                                                                $         497,081
-----------------------------------------------------------------------------------------------------------------
                               Higher Municipal Education -- 0.9%
       920,000          0.45   Connecticut State Health & Educational Facility
                               Authority, Floating Rate Note, 7/1/36                            $         920,000
       155,000                 Massachusetts Development Finance Agency,
                               Harvard University-Series A, 5.0%, 7/15/40                                 197,200
       100,000                 Massachusetts Development Finance Agency,
                               Northeastern University-Series A, 5.0%, 3/1/39                             109,862

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 41

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Higher Municipal Education -- (continued)
       250,000                 Massachusetts Institute of Technology, 5.6%, 7/1/11              $         302,204
       125,000                 New York State Dormitory Authority, 5.0%, 10/1/46                          163,584
       300,000                 The Board of Trustees of The Leland Stanford
                               Junior University, 4.75%, 5/1/19                                           321,314
       250,000                 The George Washington University, 1.827%, 9/15/17                          250,965
       137,000                 The George Washington University, 3.485%, 9/15/22                          141,578
       200,000                 University of California, 4.062%, 5/15/33                                  206,202
       100,000                 Virginia College Building Authority, 4.0%, 9/1/26                          109,517
                                                                                                -----------------
                                                                                                $       2,722,426
-----------------------------------------------------------------------------------------------------------------
                               Municipal Medical -- 0.1%
       100,000                 Health & Educational Facilities Authority of the
                               State of Missouri, 3.685%, 2/15/47                               $          96,117
       150,000                 Massachusetts Development Finance Agency,
                               5.0%, 7/1/39                                                               163,546
                                                                                                -----------------
                                                                                                $         259,663
-----------------------------------------------------------------------------------------------------------------
                               Municipal Power -- 0.1%
       250,000                 Energy Northwest, 5.0%, 7/1/35                                   $         280,400
-----------------------------------------------------------------------------------------------------------------
                               Municipal Transportation -- 0.1%
        75,000                 Fairfax County Economic Development Authority,
                               2.875%, 4/1/34                                                   $          65,658
       180,000                 Maine Turnpike Authority, 5.0%, 7/1/42                                     200,059
        80,000                 Virginia Commonwealth Transportation Board,
                               3.0%, 5/15/39                                                               70,543
                                                                                                -----------------
                                                                                                $         336,260
-----------------------------------------------------------------------------------------------------------------
                               Municipal Water -- 0.1%
        10,000                 King County Washington Sewer Revenue, 4.25%, 1/1/36              $          10,916
       140,000                 King County Washington Sewer Revenue, 4.25%, 1/1/36                        149,467
                                                                                                -----------------
                                                                                                $         160,383
-----------------------------------------------------------------------------------------------------------------
                               Municipal Obligation -- 0.1%
       250,000                 City of Irving Texas, 4.0%, 9/15/27 (g)                          $         274,040
-----------------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $4,482,621)                                                $       4,643,491
-----------------------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 0.8%**
                               CAPITAL GOODS -- 0.2%
                               Aerospace & Defense -- 0.1%
        93,818          3.93   B/E Aerospace, Inc., Term Loan, 11/19/21                         $          94,390
       142,115          3.50   Wesco Aircraft Hardare Corp., Tranche B Term
                               Loan (First Lien), 2/24/21                                                 141,360
                                                                                                -----------------
                                                                                                $         235,750
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.1%
       245,000          4.02   Mueller Water Products, Inc., Initial Loan, 11/25/21             $         248,165
                                                                                                -----------------
                               Total Capital Goods                                              $         483,915
-----------------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.1%
                               Automobile Manufacturers -- 0.1%
       279,736          3.53   Chrysler Group LLC, Term Loan B, 5/24/17                         $         280,077
                                                                                                -----------------
                               Total Automobiles & Components                                   $         280,077
-----------------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.1%
                               Leisure Facilities -- 0.1%
       172,389          3.25   Six Flags Theme Parks, Inc., Tranche B Term
                               Loan, 6/30/22                                                    $         174,274
                                                                                                -----------------
                               Total Consumer Services                                          $         174,274
-----------------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.1%
                               Broadcasting -- 0.0%+
        72,555          3.03   Sinclair Television Group, Inc., Tranche B Term
                               Loan, 1/31/24                                                    $          72,881
-----------------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.1%
        79,412          3.49   Kasima LLC, Term Loan, 5/17/21                                   $          80,239
                                                                                                -----------------
                               Total Media                                                      $         153,120
-----------------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.1%
                               Agricultural Products -- 0.1%
       247,455          3.28   Darling International, Inc., Term B USD Loan, 12/19/20           $         251,631
                                                                                                -----------------
                               Total Food, Beverage & Tobacco                                   $         251,631
-----------------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.0%+
                               Other Diversified Financial Services -- 0.0%+
       141,667          3.64   Fly Funding II Sarl, Loan, 8/9/19                                $         142,906
                                                                                                -----------------
                               Total Diversified Financials                                     $         142,906
-----------------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%+
                               IT Consulting & Other Services -- 0.0%+
        53,187          3.24   NXP BV, Term Loan (First Lien), 12/7/20                          $          53,508
                                                                                                -----------------
                               Total Software & Services                                        $          53,508
-----------------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                               Communications Equipment -- 0.0%+
        55,797          3.34   CommScope, Inc., Tranche 4 Term Loan, 1/14/18                    $          56,057
                                                                                                -----------------
                               Total Technology Hardware & Equipment                            $          56,057
-----------------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.0%+
                               Integrated Telecommunication Services -- 0.0%+
       147,337          4.96   GCI Holdings, Inc., New Term B Loan (2016), 2/2/22               $         147,859
                                                                                                -----------------
                               Total Telecommunication Services                                 $         147,859
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 43

-----------------------------------------------------------------------------------------------------------------
                 Floating
Principal        Rate (b)
Amount ($)       (unaudited)                                                                    Value
-----------------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.2%
                               Electric Utilities -- 0.2%
       272,926          6.00   APLP Holdings LP, Term Loan, 4/12/23                             $         275,314
       218,236          3.28   Calpine Construction Finance Co. LP, Term B-2
                               Loan, 1/3/22                                                               218,338
                                                                                                -----------------
                                                                                                $         493,652
                                                                                                -----------------
                               Total Utilities                                                  $         493,652
-----------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $2,211,080)                                                $       2,236,999
-----------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 99.4%
                               (Cost $248,275,992) (a)                                          $     284,166,773
-----------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 0.6%                               $       1,611,670
-----------------------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                                       $     285,778,443
=================================================================================================================

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe or event-linked bond. At January 31, 2017, the value of these securities amounted to $3,028,800 or 1.1% of total net assets. See Notes to Financial Statements -- Note 1H.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2017, the value of these securities amounted to $21,202,058 or 7.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

(a) At January 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $248,275,992 was as follows:

              Aggregate gross unrealized appreciation for all investments
                 in which there is an excess of value over tax cost                             $      38,679,704

              Aggregate gross unrealized depreciation for all investments
                 in which there is an excess of tax cost over value                                    (2,788,923)
                                                                                                -----------------
              Net unrealized appreciation                                                       $      35,890,781
                                                                                                =================

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At January 31, 2017, the value of these securities amounted to $1,323,012 or 0.5% of total net assets. See Notes To Financial Statements -- Note 1H.

(e)           Rate to be determined.

(f)           Consists of Revenue Bonds unless otherwise indicated.

(g)           Represents a General Obligation Bond

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                          Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                 $ 7,314,775         $ 5,928,564
Other Long-Term Securities                $63,057,273         $75,998,527

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended January 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $302,435 and $--, respectively, which resulted in a net realized gain/loss of $--.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 45

The following is a summary of the inputs used as of January 31, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------------
                                        Level 1          Level 2           Level 3          Total
------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock            $      840,735    $            --   $           --   $        840,735
Common Stocks                             178,737,225                 --               --        178,737,225
Asset Backed Securities                            --          4,349,227               --          4,349,227
Collateralized Mortgage Obligations                --          9,676,783               --          9,676,783
Corporate Bonds
   Insurance
       Reinsurance                                 --          3,028,800        1,323,012          4,351,812
   All Other Corporate Bonds                       --         42,336,495               --         42,336,495
U.S. Government and
   Agency Obligations                              --         36,794,506               --         36,794,506
Foreign Government Bonds                           --            199,500               --            199,500
Municipal Bonds                                    --          4,643,491               --          4,643,491
Senior Floating Rate Loan Interests                --          2,236,999               --          2,236,999
------------------------------------------------------------------------------------------------------------
Total                                  $  179,577,960    $   103,265,801   $    1,323,012   $    284,166,773
============================================================================================================
Other Financial Instruments
Net unrealized depreciation on
   futures contracts                   $      (30,309)   $            --   $           --   $        (30,309)
------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments      $      (30,309)   $            --   $           --   $        (30,309)
============================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                                            Corporate
                                                                                            Bonds
-------------------------------------------------------------------------------------------------------
Balance as of 7/31/16                                                                       $ 1,916,607
Realized gain (loss)(1)                                                                              --
Change in unrealized appreciation (depreciation)(2)                                              88,546
Purchases                                                                                            --
Sales                                                                                          (682,141)
Changes between Level 3*                                                                             --
-------------------------------------------------------------------------------------------------------
Balance as of 1/31/17                                                                       $ 1,323,012
=======================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended January 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 1/31/17                                                  $70,621
                                                                         -------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Statement of Assets and Liabilities | 1/31/17 (unaudited)

ASSETS:
  Investment in securities (cost $248,275,992)                                        $   284,166,773
  Cash                                                                                      1,607,211
  Restricted cash*                                                                            101,500
  Receivables --
     Investment securities sold                                                             3,196,463
     Fund shares sold                                                                         419,284
     Dividends                                                                                123,546
     Interest                                                                                 701,059
  Due from Pioneer Investment Management, Inc.                                                 10,198
  Other assets                                                                                 45,527
-----------------------------------------------------------------------------------------------------
        Total assets                                                                  $   290,371,561
=====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $     3,721,041
     Fund shares repurchased                                                                  686,731
     Distributions                                                                                867
     Trustee fees                                                                                 803
  Variation margin for futures contracts                                                       10,516
  Due to affiliates                                                                            32,833
  Accrued expenses                                                                            140,327
-----------------------------------------------------------------------------------------------------
        Total liabilities                                                             $     4,593,118
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $   248,917,696
  Distributions in excess of net investment income                                           (240,610)
  Accumulated net realized gain on investments, futures contracts
     and foreign currency transactions                                                      1,240,891
  Net unrealized appreciation on investments                                               35,890,781
  Net unrealized depreciation on futures contracts                                            (30,309)
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                             (6)
-----------------------------------------------------------------------------------------------------
        Total net assets                                                              $   285,778,443
=====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $176,832,936/19,209,529 shares)                                   $          9.21
  Class C (based on $47,225,762/5,167,669 shares)                                     $          9.14
  Class K (based on $103,352/11,222 shares)                                           $          9.21
  Class R (based on $27,589,125/3,000,447 shares)                                     $          9.20
  Class Y (based on $34,027,268/3,673,308 shares)                                     $          9.26
MAXIMUM OFFERING PRICE:
  Class A ($9.21/ 95.5%)                                                              $          9.64
=====================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 47

Statement of Operations (unaudited)

For the Six Months Ended 1/31/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,205)                       $ 2,535,281
  Interest                                                                    1,766,161
-----------------------------------------------------------------------------------------------------
      Total investment income                                                             $ 4,301,442
=====================================================================================================
EXPENSES:
  Management fees                                                           $   935,749
  Transfer agent fees
     Class A                                                                     95,986
     Class C                                                                     19,695
     Class K                                                                          7
     Class R                                                                     23,734
     Class Y                                                                     35,470
  Distribution fees
     Class A                                                                    218,683
     Class C                                                                    239,799
     Class R                                                                     53,492
  Shareholder communications expense                                             21,815
  Administrative expense                                                         65,204
  Custodian fees                                                                 15,600
  Registration fees                                                              42,100
  Professional fees                                                              26,950
  Printing expense                                                               11,750
  Fees and expenses of nonaffiliated Trustees                                     4,675
  Miscellaneous                                                                  46,901
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 1,857,610
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                               (38,881)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                         $ 1,818,729
-----------------------------------------------------------------------------------------------------
         Net investment income                                                            $ 2,482,713
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                            $ 2,326,100
     Futures contracts                                                         (216,611)
     Other assets and liabilities denominated in foreign currencies                (136)  $ 2,109,353
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                            $ 3,854,065
     Futures contracts                                                          (51,424)
     Other assets and liabilities denominated in foreign currencies                 132   $ 3,802,773
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                          $ 5,912,126
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $ 8,394,839
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      1/31/17         Year Ended
                                                                      (unaudited)     7/31/16
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  2,482,713    $   5,074,967
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                                      2,109,353        2,311,393
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                  3,802,773       (5,212,089)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
           from operations                                            $  8,394,839    $   2,174,271
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.18 per share, respectively)               $ (1,811,728)   $  (3,415,831)
      Class C ($0.06 and $0.11 per share, respectively)                   (302,434)        (562,690)
      Class K ($0.10 and $0.14 per share, respectively)*                      (727)            (160)
      Class R ($0.09 and $0.17 per share, respectively)**                 (267,769)         (34,295)
      Class Y ($0.10 and $0.19 per share, respectively)                   (388,163)      (1,389,439)
Net realized gain:
      Class A ($0.04 and $0.18 per share, respectively)                   (815,185)      (3,575,561)
      Class C ($0.04 and $0.18 per share, respectively)                   (227,440)        (893,146)
      Class K ($0.04 and $0.01 per share, respectively)*                      (484)              (6)
      Class R ($0.04 and $0.18 per share, respectively)**                 (128,445)         (24,055)
      Class Y ($0.04 and $0.18 per share, respectively)                   (170,006)      (1,337,882)
---------------------------------------------------------------------------------------------------
           Total distributions to shareowners                         $ (4,112,381)   $ (11,233,065)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                          $ 48,508,114    $  76,459,396
Reinvestment of distributions                                            3,855,064       10,525,965
Cost of shares repurchased                                             (62,353,104)     (75,755,975)
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from Fund share transactions                                  $ (9,989,926)   $  11,229,386
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                           $ (5,707,468)   $   2,170,592
NET ASSETS:
Beginning of period                                                   $291,485,911    $ 289,315,319
---------------------------------------------------------------------------------------------------
End of period                                                         $285,778,443    $ 291,485,911
===================================================================================================
Undistributed (distributions in excess of) net investment income      $   (240,610)   $      47,498
===================================================================================================

*    Class K shares commenced operations on December 1, 2015.

**   Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 49

----------------------------------------------------------------------------------------------------
                                   Six Months         Six Months
                                   Ended              Ended
                                   1/31/17            1/31/17            Year Ended     Year Ended
                                   Shares             Amount             7/31/16        7/31/16
                                   (unaudited)        (unaudited)        Shares         Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,431,038        $  12,973,615        4,684,605    $ 41,246,439
Reinvestment of distributions          278,915            2,518,958          758,976       6,724,998
Less shares repurchased             (2,135,378)         (19,322,833)      (5,001,152)    (43,980,797)
----------------------------------------------------------------------------------------------------
      Net increase (decrease)         (425,425)       $  (3,830,260)         442,429    $  3,990,640
====================================================================================================
Class C
Shares sold                            633,724        $   5,685,832        2,293,830    $ 20,079,184
Reinvestment of distributions           52,976              474,695          145,141       1,277,307
Less shares repurchased               (896,806)          (8,058,391)      (1,413,668)    (12,333,741)
----------------------------------------------------------------------------------------------------
      Net increase (decrease)         (210,106)       $  (1,897,864)       1,025,303    $  9,022,750
====================================================================================================
Class K*
Shares sold                             10,112        $      90,008            1,110    $     10,000
Reinvestment of distributions               --                   --               --              --
Less shares repurchased                     --                   --               --              --
----------------------------------------------------------------------------------------------------
      Net increase                      10,112        $      90,008            1,110    $     10,000
====================================================================================================
Class R**
Shares sold                          2,677,447        $  23,883,593          390,318    $  3,431,470
Reinvestment of distributions           37,431              337,605               --              --
Less shares repurchased                (76,042)            (693,294)         (43,578)       (385,174)
----------------------------------------------------------------------------------------------------
      Net increase                   2,638,836        $  23,527,904          346,740    $  3,046,296
====================================================================================================
Class Y
Shares sold                            644,746        $   5,875,066        1,321,532    $ 11,692,303
Reinvestment of distributions           57,668              523,806          283,483       2,523,660
Less shares repurchased             (3,809,295)         (34,278,586)      (2,159,359)    (19,056,263)
----------------------------------------------------------------------------------------------------
      Net decrease                  (3,106,881)       $ (27,879,714)        (554,344)   $ (4,840,300)
====================================================================================================

*    Class K shares commenced operations on December 1, 2015.

**   Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             1/31/17      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  7/31/16      7/31/15    7/31/14    7/31/13    7/31/12
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.07     $   9.36     $   9.76   $  10.62   $   9.64   $   9.54
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(a)  $   0.16(a)  $   0.18   $   0.22   $   0.22   $   0.25
   Net realized and unrealized gain (loss) on investments        0.19        (0.09)        0.46       1.06       1.21       0.12
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.27     $   0.07     $   0.64   $   1.28   $   1.43   $   0.37
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.09)    $  (0.18)    $  (0.18)  $  (0.22)  $  (0.24)  $  (0.26)
   Net realized gain                                            (0.04)       (0.18)       (0.86)     (1.92)     (0.21)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.13)    $  (0.36)    $  (1.04)  $  (2.14)  $  (0.45)  $  (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.14     $  (0.29)    $  (0.40)  $  (0.86)  $   0.98   $   0.10
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.21     $   9.07     $   9.36   $   9.76   $  10.62   $   9.64
=================================================================================================================================
Total return*                                                    3.10%        0.88%        6.82%     13.63%     15.21%      4.01%
Ratio of net expenses to average net assets                      1.16%**      1.16%        1.16%      1.16%      1.16%      1.16%
Ratio of net investment income (loss) to average net assets      1.83%**      1.87%        1.89%      2.22%      2.20%      2.63%
Portfolio turnover rate                                            49%**        47%          44%        49%        41%        29%
Net assets, end of period (in thousands)                     $176,833     $178,013     $179,691   $149,672   $134,933   $123,060
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.18%**      1.22%        1.23%      1.25%      1.28%      1.30%
   Net investment income (loss) to average net assets            1.81%**      1.81%        1.82%      2.13%      2.08%      2.49%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 51

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year         Year      Year      Year
                                                             1/31/17      Ended      Ended        Ended     Ended     Ended
                                                             (unaudited)  7/31/16    7/31/15      7/31/14   7/31/13   7/31/12
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.00      $  9.30    $  9.70      $ 10.58   $  9.61   $  9.51
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)   $  0.10(a) $  0.11      $  0.15   $  0.13   $  0.17
   Net realized and unrealized gain (loss) on investments       0.19        (0.11)      0.47         1.04      1.22      0.12
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.24      $ (0.01)   $  0.58      $  1.19   $  1.35   $  0.29
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.06)     $ (0.11)   $ (0.12)     $ (0.15)  $ (0.17)  $ (0.18)
   Net realized gain                                           (0.04)       (0.18)     (0.86)       (1.92)    (0.21)    (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.10)     $ (0.29)   $ (0.98)     $ (2.07)  $ (0.38)  $ (0.19)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.14      $ (0.30)   $ (0.40)     $ (0.88)  $  0.97   $  0.10
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.14      $  9.00    $  9.30      $  9.70   $ 10.58   $  9.61
==============================================================================================================================
Total return*                                                   2.70%        0.04%      6.14%(b)    12.60%    14.35%     3.12%
Ratio of net expenses to average net assets                     1.89%**      1.93%      1.93%        1.95%     2.01%     2.02%
Ratio of net investment income (loss) to average net assets     1.10%**      1.10%      1.10%        1.48%     1.25%     1.76%
Portfolio turnover rate                                           49%**        47%        44%          49%       41%       29%
Net assets, end of period (in thousands)                     $47,226      $48,385    $40,470      $23,695   $28,019   $13,106
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              1/31/17       12/1/15 to
                                                              (unaudited)   7/31/16
---------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $  9.06       $  9.01
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.10(a)    $  0.12(a)
   Net realized and unrealized gain (loss) on investments        0.19          0.08
---------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.29       $  0.20
---------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.10)      $ (0.14)
   Net realized gain                                            (0.04)        (0.01)
---------------------------------------------------------------------------------------
Total distributions                                           $ (0.14)      $ (0.15)
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.15       $  0.05
---------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.21       $  9.06
=======================================================================================
Total return*                                                    3.28%         2.29%(b)
Ratio of net expenses to average net assets                      0.83%**       0.98%**
Ratio of net investment income (loss) to average net assets      2.18%**       2.00%**
Portfolio turnover rate                                            49%**         47%
Net assets, end of period (in thousands)                      $   103       $    10
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 53

-------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year
                                                      1/31/17      Ended       7/1/15 to
                                                      (unaudited)  7/31/16     7/31/15
-------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                  $  9.06      $  9.36     $ 9.27
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $  0.07(c)   $  0.15(c)  $ 0.00(a)
  Net realized and unrealized gain (loss)
      on investments                                     0.20        (0.10)      0.09
-------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  0.27      $  0.05     $ 0.09
-------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                               $ (0.09)     $ (0.17)    $   --
  Net realized gain                                     (0.04)       (0.18)        --
-------------------------------------------------------------------------------------------
Total distributions                                   $ (0.13)     $ (0.35)    $   --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  0.14      $ (0.30)    $ 0.09
-------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.20      $  9.06     $ 9.36
===========================================================================================
Total return*                                            3.05%(d)     0.67%      0.97%(b)
Ratio of net expenses to average net assets              1.30%**      1.30%      1.30%**
Ratio of net investment income (loss) to average
  net assets                                             1.49%**      1.73%      2.73%**
Portfolio turnover rate                                    49%**        47%        44%
Net assets, end of period (in thousands)              $27,589      $ 3,277     $  139
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                   1.52%**      1.53%      1.67%**
  Net investment income (loss) to average net assets     1.27%**      1.50%      2.36%**
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended January 31, 2017, the total return would have been 2.94%.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year      Year      Year      Year
                                                             1/31/17       Ended       Ended     Ended     Ended     Ended
                                                             (unaudited)   7/31/16     7/31/15   7/31/14   7/31/13   7/31/12
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.11       $  9.41     $  9.79   $ 10.66   $  9.66   $   9.54
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10(a)    $  0.18(a)  $  0.20   $  0.24   $  0.23   $   0.28
   Net realized and unrealized gain (loss) on investments       0.19         (0.11)       0.48      1.06      1.24       0.12
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.29       $  0.07     $  0.68   $  1.30   $  1.47   $   0.40
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)      $ (0.19)    $ (0.20)  $ (0.25)  $ (0.26)  $  (0.27)
   Net realized gain                                           (0.04)        (0.18)      (0.86)    (1.92)    (0.21)     (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.14)      $ (0.37)    $ (1.06)  $ (2.17)  $ (0.47)  $  (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.15       $ (0.30)    $ (0.38)  $ (0.87)  $  1.00   $   0.12
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.26       $  9.11     $  9.41   $  9.79   $ 10.66   $   9.66
===============================================================================================================================
Total return*                                                   3.22%         0.95%       7.17%    13.77%    15.71%      4.40%
Ratio of net expenses to average net assets                     0.96%**       0.95%       0.93%     0.95%     0.90%      0.88%
Ratio of net investment income (loss) to average net assets     2.13%**       2.08%       2.10%     2.47%     2.56%      2.91%
Portfolio turnover rate                                           49%**         47%         44%       49%       41%        29%
Net assets, end of period (in thousands)                     $34,027       $61,801     $69,014   $37,507   $26,234   $136,597
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 55

Notes to Financial Statements | 1/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 1, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 57 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Cash may include overnight time deposits at approved financial institutions.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 59

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended July 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable paid from:
     Ordinary income                                                 $ 5,402,415
     Long-term capital gain                                            5,830,650
     ---------------------------------------------------------------------------
          Total                                                      $11,233,065
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term capital gain                            $   572,269
     Unrealized appreciation                                          32,006,020
     ---------------------------------------------------------------------------
          Total                                                      $32,578,289
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $12,705 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2017.

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 61

H.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended January 31, 2017, the Fund had no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2017, was $101,500 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2017, was $(2,123,382).

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 63

At January 31, 2017, open futures contracts were as follows:

     --------------------------------------------------------------------------------------
                                   Number of                                 Unrealized
                                   Contracts      Settlement                 Appreciation
     Description    Counterparty   Long/(Short)   Month        Value         (Depreciation)
     --------------------------------------------------------------------------------------
     U.S. 2 Year
     Note (CBT)     Citibank NA      25           3/17         $  5,419,922  $    3,125
     U.S. Long
     Bond (CBT)     Citibank NA      14           3/17            2,111,813       5,681
     U.S. 10 Year
     Note (CBT)     Citibank NA     (49)          3/17           (6,098,969)    (18,031)
     U.S. 5 Year
     Note (CBT)     Citibank NA    (110)          3/17          (12,965,391)    (32,657)
     U.S. 10 Year
     Ultra Bond
     (CBT)          Citibank NA      (1)          3/17             (134,156)        164
     U.S. Ultra
     Bond (CBT)     Citibank NA       7           3/17            1,124,812      11,409
     -------------------------------------------------------------------------------------
        Total                                                  $(10,541,969) $  (30,309)
     =====================================================================================

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the six months January 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. These expense limitations are in effect through December 1, 2018 for Class A shares, Class K shares and Class R shares. Fees waived and expenses reimbursed during the six months ended January 31, 2017 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,210 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2017.

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended January 31, 2017, such out-of-pocket expenses by class of shares were as follows:

------------------------------------------------------------------------------------------
Shareholder Communications:
------------------------------------------------------------------------------------------
Class A                                                                           $ 18,964
Class C                                                                              2,639
Class K                                                                                  5
Class R                                                                                122
Class Y                                                                                 85
------------------------------------------------------------------------------------------
    Total                                                                         $ 21,815
==========================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,623 in distribution fees payable to PFD at January 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 65

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2017, CDSCs in the amount of $4,407 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2017, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2017 was as follows:

--------------------------------------------------------------------------------
Statement of            Interest               Foreign
Assets and              Rate         Credit    Exchange    Equity      Commodity
Liabilities             Risk         Risk      Risk        Risk        Risk
--------------------------------------------------------------------------------
Liabilities
 Net depreciation
 appreciation on
 futures contracts*     $30,309      $--       $--         $--         $--
--------------------------------------------------------------------------------
 Total Value            $30,309      $--       $--         $--         $--
================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2017 was as follows:

------------------------------------------------------------------------------------
                               Interest             Foreign
                               Rate         Credit  Exchange    Equity    Commodity
Statement of Operations        Risk         Risk    Rate Risk   Risk      Risk
------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts             $(216,611)   $--     $--         $--       $--
------------------------------------------------------------------------------------
 Total Value                   $(216,611)   $--     $--         $--       $--
====================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts             $ (51,424)   $--     $--         $--       $--
------------------------------------------------------------------------------------
 Total Value                   $ (51,424)   $--     $--         $--       $--
====================================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 67

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In May 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 69

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

70 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately four basis points higher than the median expense ratio of its Morningstar peer group. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 71

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its

72 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 73

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

74 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

                         This page is for your notes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17 75

                          This page is for your notes.

76 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 18831-11-0317

                         Pioneer Multi-Asset
                         Income Fund

--------------------------------------------------------------------------------
                         Semiannual Report | January 31, 2017
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PMAIX
                         Class C     PMACX
                         Class K     PMFKX
                         Class R     PMFRX
                         Class Y     PMFYX

                         [LOGO] PIONEER
                                Investments(R)
                         visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          43

Notes to Financial Statements                                                 52

Approval of Investment Advisory Agreement                                     73

Trustees, Officers and Service Providers                                      78

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. U.S. high-yield securities, as measured by the Bank of America Merrill Lynch U.S. High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
January 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 3

Portfolio Management Discussion |1/31/17

In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies and performance during the six-month reporting period ended January 31, 2017, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president, Director of Investment Grade, and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended January 31, 2017?

A The Fund's Class A shares returned 6.56% at net asset value during the six-month period ended January 31, 2017, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1), returned -2.95% and 4.95%, respectively. During the same period, the average return of the 373 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 0.94%, and the average return of the 535 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was 1.40%.

Q How would you describe the global investment environment during the six-month period ended January 31, 2017?

A When the reporting period began, global markets were in the process of recovering from the surprise decision in June 2016 by voters in the United Kingdom (U.K.) to leave the European Union (Brexit), which had a very brief negative effect on investor sentiment. An economic slowdown in Japan and the uncertainty surrounding the U.S. presidential election also weighed on the markets as investors grappled with the potential effects those events might

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 have on global growth. However, with central banks committed to policies aimed at offsetting any fallout from Brexit and with signs that the U.S. economy was strengthening, market sentiment steadily improved.

     The election of Donald Trump as U.S. President in November, coupled with speculation that tax reform, infrastructure spending, and deregulation would be important features of his presidency spurred renewed optimism and propelled major U.S. stock market indices to all-time highs.

     With economic data also bolstering confidence in the U.S. economy, interest rates trended higher during the six-month period in anticipation that the U.S. Federal Reserve (the Fed) would raise its benchmark short-term interest rate, which it did on December 14, 2016, by 0.25%. Consequently, rate-sensitive fixed-income investments experienced negative returns for the six-month period, as reflected by the performance of the Bloomberg Barclays Index. Given their sensitivity to economic growth, corporate high-yield bonds were an exception, though, as their performance generally moved in step with the equity markets. In international markets, multiple central banks took actions aimed at fostering economic growth, such as increasing quantitative easing measures and introducing negative interest rates.

Q What were the main factors driving the Fund's benchmark-relative performance during the six-month period ended January 31, 2017?

A As the markets began to see central-bank policy responses to a potential global economic slowdown, investor sentiment became more positive. The markets shifted from a defensive "risk-off" orientation, where stocks such as those in the consumer staples and utilities sectors rallied, to a value orientation, where traditional cyclical stocks such as those in the industrials and financials sectors outperformed. Following the November U.S. presidential election, investors began to focus on the possibility that a President Trump would call for pro-growth measures such as increased fiscal stimulus, lower taxes, and deregulation, rather than on the potential risks. The more upbeat sentiment resulted in strong outperformance by U.S. equities and credit-sensitive securities, such as high-yield bonds.

     Against that backdrop, the portfolio's effective positioning contributed to its strong outperformance relative to both of its benchmarks. The majority of the Fund's outperformance came from our asset allocation strategies, which included overweight portfolio exposures to high-yield bonds, equities, business development companies (BDCs), and emerging markets and structured bonds. Strong security selection results within the high-yield, equity, and emerging markets groups were another positive contributor to the Fund's relative returns during the six-month period. Additionally, the

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 5 portfolio had more credit risk than interest-rate risk. In other words, the Fund was well positioned to benefit from improving economic growth, especially in the United States.

     At the individual security level, the Fund's positioning in Apple was the most significant contributor to relative performance. The Fund's investments in BDCs, such as Ares Capital, also fared well during the reporting period and contributed to relative returns. With regard to sector positioning, the portfolio's largest allocation was in financials stocks, making the Fund more exposed to improving economic fundamentals and anticipated policy changes under the incoming Trump administration, such as the possible roll back of some of the regulations spurred by the 2008 financial crisis. Within financials, the portfolio's overweight positions relative to the MSCI Index in PNC Financial Services, Discover Financial Services, ING, and JPMorgan Chase ranked among the Fund's top individual performance contributors in the sector.

     Noteworthy detractors from the Fund's relative results during the period were allocations in the more defensive health care sector. After an extended period of solid performance, the sector struggled following comments by both U.S. presidential candidates about the affordability of prescription drugs. Discussions about repealing the Affordable Care Act also fueled the sell-off in health care. With regard to individual positions in the sector, the Fund's investments in Pfizer, Novartis, Johnson & Johnson, and Cardinal Heath were leading detractors from relative performance during the period.

Q Did the use of derivative investments have a material effect on the Fund's performance during the six-month period ended January 31, 2017?

A Yes, we used forward foreign contracts (forwards), which are agreements between two parties to buy and sell currencies at a set price on a future date, primarily to manage currency risk resulting from the portfolio's country and regional positioning. The use of forwards had a positive effect on the Fund's performance.

Q What changes did you make to the Fund's positioning during the six-month period ended January 31, 2017?

A The structure of the Fund's portfolio did not change dramatically during the reporting period. However, we did make some changes at the margin to lock in gains and reinvest the proceeds from those sales in securities that we thought offered better value. After a period of strong performance, we trimmed the portfolio's U.S. high-yield bond exposure, then reinvested the

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 sale proceeds in emerging markets and structured bonds. While we remain committed to high-yield bonds given their positive fundamentals, we believe diversifying* into other areas of the fixed-income markets may help reduce the overall credit and interest-rate sensitivity of the portfolio. We continued to favor equities over fixed-income investments in the portfolio during the six-month period.

     On January 31, 2017, the Fund's investments had a strategic emphasis on U.S. equities and U.S. high-yield bonds. At period-end, approximately 49% of the Fund's total investment portfolio was in equities, with more than half of that in U.S. stocks, and approximately 43% was in fixed-income securities, the vast majority of which were in high-yield U.S. corporates. The remainder of the portfolio was in various other investments, including mortgage-backed and asset-backed securities, bank loans, and insurance-linked securities.

Q Can you discuss the factors that influenced the Fund's yield, or distributions to shareholders, during the six-month period ended January 31, 2017?

A The Fund made a special distribution of $0.071 per share in December 2016, which included the $0.045 monthly dividend** as well as an extra $0.026 payout resulting from higher-than-expected income generation from the portfolio's equity holdings.

     Effective with the January 2017 distribution, there was a reduction in the Fund's monthly dividend rate from $0.045 per share to $0.040 per share, as lower overall bond yields in a low-interest-rate environment led to a reduction in the total income earned by the bond portion of the portfolio. This was due, in part, to the refinancing of existing high-yield bond positions, which resulted in the replacement of higher-coupon older bonds with lower-coupon securities.

Q    What is your outlook for the coming months?

A With no shortage of surprises during the six-month period just ended, equity markets still bounced back from steep sell-offs and fears of a global economic slowdown. Improvement in corporate earnings, more stable oil prices, and steady improvement in the U.S. economy helped to elevate optimism as investors recognized that stronger growth in the United States, the world's largest economy, is positive for overall global growth.

*    Diversification does not assure a profit nor protect against loss.

**   Dividends are not guaranteed.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 7

     We are cautiously optimistic about risk-related assets given the continued easy monetary policies of most major central banks, as well as the prospect of fiscal stimulus in the United States under the new Trump administration. At the same time, however, we believe equity valuations are above average, and there are considerable political and economic risks that could precipitate a pullback from recent market highs. In any event, we continue to believe the Fund's flexible, go-anywhere investment approach and multi-asset portfolio provides appropriate investors with a dynamic way to navigate the complex market environment.

Please refer to the Schedule of Investments on pages 19-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default. Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 9

Portfolio Summary | 1/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       25.9%
U.S. Common Stocks                                                         25.1%
International common Stockes                                               24.3%
Convertible Corporate Bonds                                                 8.3%
Foreign Government Bonds                                                    5.8%
International Corporate Bonds                                               3.6%
Senior Secured Loans                                                        1.9%
Asset Backed Securities                                                     1.3%
Collateralized Obligations  Mortgage                                        1.2%
Closed End Fund                                                             0.9%
International Preferred Stocks                                              0.6%
Convertible Preferred Stocks                                                0.5%
Municipal Bonds                                                             0.4%
Mutual Funds                                                                0.2%

* Includes investments in insurance-linked securities totaling 2.0% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.5%
Information Technology                                                     13.3%
Health Care                                                                10.3%
Industrials                                                                 9.9%
Consumer Discretionary                                                      8.5%
Telecommunication Services                                                  7.1%
Energy                                                                      5.6%
Materials                                                                   5.0%
Real Estate                                                                 4.9%
Real Estate                                                                 4.9%
Government                                                                  3.3%
Utilities                                                                   2.0%
Consumer Staples                                                            1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Apple, Inc.                                                            5.21%
--------------------------------------------------------------------------------
 2. Ares Capital Corp.                                                     4.89
--------------------------------------------------------------------------------
 3. Novartis AG                                                            4.37
--------------------------------------------------------------------------------
 4. AT&T, Inc.                                                             3.11
--------------------------------------------------------------------------------
 5. Indonesia Treasury Bond, 8.75%, 5/15/31                                2.82
--------------------------------------------------------------------------------
 6. Pfizer, Inc.                                                           2.59
--------------------------------------------------------------------------------
 7. Siemens AG                                                             2.56
--------------------------------------------------------------------------------
 8. ING Groep NV                                                           2.38
--------------------------------------------------------------------------------
 9. Discover Financial Services, Inc.                                      2.37
--------------------------------------------------------------------------------
10. Microsoft Corp.                                                        1.77
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Prices and Distributions | 1/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        1/31/17                     7/31/16
--------------------------------------------------------------------------------
           A                          $10.96                      $10.57
--------------------------------------------------------------------------------

           C                          $10.93                      $10.55
--------------------------------------------------------------------------------

           K                          $11.11                      $10.69
--------------------------------------------------------------------------------

           R                          $11.00                      $10.62
--------------------------------------------------------------------------------

           Y                          $10.94                      $10.56
--------------------------------------------------------------------------------

Distributions per Share: 8/1/16-1/31/17
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            Net
                         Investment            Short-Term           Long-Term
         Class             Income            Capital Gains        Capital Gains
---------------------------------------------------------------------------------
           A               0.2912                 $--                  $--
---------------------------------------------------------------------------------

           C               0.2469                 $--                  $--
---------------------------------------------------------------------------------

           K               0.3075                 $--                  $--
---------------------------------------------------------------------------------

           R               0.2669                 $--                  $--
---------------------------------------------------------------------------------

           Y               0.3013                 $--                  $--
---------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 11

Performance Update | 1/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                                       Bloomberg         MSCI
                                                       Barclays          All
                        Net              Public        U.S.              Country
                        Asset            Offering      Aggregate         World
                        Value            Price         Bond              ND
Period                  (NAV)            (POP)         Index             Index
--------------------------------------------------------------------------------
Since
inception
12/22/11                 8.18%            7.21%        2.24%              9.78%
5 year                   7.79             6.81         2.09               8.72
1 year                  17.57            12.33         1.45              17.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                        Gross            Net
--------------------------------------------------------------------------------
                        1.31%            1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Multi-Asset    Bloomberg Barclays           MSCI All Country
         Income Fund            U.S. Aggregate Bond Index    World ND Index
12/11    $ 9,550                $10,000                      $10,000
 1/12    $ 9,781                $10,088                      $10,581
 1/13    $11,411                $10,349                      $12,148
 1/14    $12,616                $10,361                      $13,690
 1/15    $12,869                $11,047                      $14,622
 1/16    $12,105                $11,029                      $13,628
 1/17    $14,232                $11,189                      $16,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Performance Update | 1/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                                Bloomberg        MSCI
                                                Barclays         All
                                                U.S.             Country
                                                Aggregate        World
                        If          If          Bond             ND
Period                  Held        Redeemed    Index            Index
--------------------------------------------------------------------------------
Since
inception
12/22/11                7.27%       7.27%        2.24%             9.78%
5 year                  6.89        6.89         2.09              8.72
1 Year                 16.54       16.54         1.45             17.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Multi-Asset    Bloomberg Barclays           MSCI All Country
         Income Fund            U.S. Aggregate Bond Index    World ND Index
12/11    $10,000                $10,000                      $10,000
 1/12    $10,229                $10,088                      $10,581
 1/13    $11,826                $10,349                      $12,148
 1/14    $12,966                $10,361                      $13,690
 1/15    $13,118                $11,047                      $14,622
 1/16    $12,247                $11,029                      $13,628
 1/17    $14,272                $11,189                      $16,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 13

Performance Update | 1/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2017)
--------------------------------------------------------------------------------
                                         Bloomberg              MSCI
                                         Barclays               All
                        Net              U.S.                   Country
                        Asset            Aggregate              World
                        Value            Bond                   ND
Period                  (NAV)            Index                  Index
--------------------------------------------------------------------------------
Since
inception
12/22/11                 8.59%           2.24%                   9.78%
5 year                   8.21            2.09                    8.72
1 Year                  19.34            1.45                   17.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Multi-Asset    Bloomberg Barclays          MSCI All Country
            Income Fund            U.S. Aggregate Bond Index   World ND Index
12/11       $5,000,000             $5,000,000                  $5,000,000
 1/12       $5,119,641             $5,043,904                  $5,290,735
 1/13       $5,972,814             $5,174,314                  $6,073,959
 1/14       $6,603,511             $5,180,727                  $6,845,207
 1/15       $6,741,697             $5,523,311                  $7,310,990
 1/16       $6,364,162             $5,514,468                  $6,814,011
 1/17       $7,594,752             $5,594,591                  $8,035,680

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Performance Update | 1/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2017)
-------------------------------------------------------------------------------
                                         Bloomberg              MSCI
                                         Barclays               All
                        Net              U.S.                   Country
                        Asset            Aggregate              World
                        Value            Bond                   ND
Period                  (NAV)            Index                  Index
-------------------------------------------------------------------------------
Since
inception
12/22/11                 8.07%           2.24%                   9.78%
5 year                   7.68            2.09                    8.72
1 Year                  16.82            1.45                   17.93
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Multi-Asset    Bloomberg Barclays           MSCI All Country
           Income Fund            U.S. Aggregate Bond Index    World ND Index
12/11      $10,000                $10,000                      $10,000
1/12       $10,239                $10,088                      $10,581
1/13       $11,946                $10,349                      $12,148
1/14       $13,207                $10,361                      $13,690
1/15       $13,470                $11,047                      $14,622
1/16       $12,689                $11,029                      $13,628
1/17       $14,823                $11,189                      $16,071

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 15

Performance Update | 1/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2017)
-------------------------------------------------------------------------------
                                         Bloomberg              MSCI
                                         Barclays               All
                        Net              U.S.                   Country
                        Asset            Aggregate              World
                        Value            Bond                   ND
Period                  (NAV)            Index                  Index
-------------------------------------------------------------------------------
Since
inception
12/22/11                 8.35%           2.24%                   9.78%
5 year                   7.96            2.09                    8.72
1 Year                  17.70            1.45                   17.93
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
-------------------------------------------------------------------------------
                        Gross            Net
-------------------------------------------------------------------------------
                        1.09%            1.02%
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

         Pioneer Multi-Asset    Bloomberg Barclays           MSCI All Country
         Income Fund            U.S. Aggregate Bond Index    World ND Index
12/11    $5,000,000             $5,000,000                   $5,000,000
1/12     $5,119,641             $5,043,904                   $5,290,735
1/13     $5,983,188             $5,174,314                   $6,073,959
1/14     $6,610,874             $5,180,727                   $6,845,207
1/15     $6,763,906             $5,523,311                   $7,310,990
1/16     $6,380,334             $5,514,468                   $6,814,011
1/17     $7,509,747             $5,594,591                   $8,035,680

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2016, through January 31, 2017.

--------------------------------------------------------------------------------
 Share Class               A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/16
--------------------------------------------------------------------------------
Ending Account Value   $1,065.60   $1,060.30   $1,069.20   $1,061.90   $1,065.70
(after expenses)
on 1/31/17
--------------------------------------------------------------------------------
Expenses Paid          $    4.43   $    8.72       $3.23       $7.12       $3.38
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.68%, 0.62%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2016, through January 31, 2017.

--------------------------------------------------------------------------------
 Share Class                A          C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 8/1/16
--------------------------------------------------------------------------------
Ending Account Value   $1,020.92   $1,016.74   $1,022.08   $1,018.30   $1,021.93
(after expenses)
on 1/31/17
--------------------------------------------------------------------------------
Expenses Paid          $    4.33   $    8.54   $    3.16   $    6.97   $    3.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.68%, 0.62%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Schedule of Investments | 1/31/17 (unaudited)

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 0.4%
                                   ENERGY -- 0.1%
                                   Oil & Gas Exploration & Production -- 0.1%
         895,000                   Chesapeake Energy Corp., 5.5%, 9/15/26 (144A)    $       953,734
                                                                                    ---------------
                                   Total Energy                                     $       953,734
---------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.2%
                                   Electrical Components & Equipment -- 0.2%
       1,410,000                   General Cable Corp., 4.5%, 11/15/29 (Step)       $     1,172,062
                                                                                    ---------------
                                   Total Capital Goods                              $     1,172,062
---------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Mortgage REIT -- 0.1%
         595,000                   Apollo Commercial Real Estate Finance, Inc.,
                                   5.5%, 3/15/19                                    $       628,841
                                                                                    ---------------
                                   Total Diversified Financials                     $       628,841
---------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $2,872,225)                                $     2,754,637
---------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 0.0%+
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
              49                   CEVA Group Plc, 12/31/14* (e)                    $         9,710
                                                                                    ---------------
                                   Total Transportation                             $         9,710
---------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $48,550)                                   $         9,710
---------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCKS -- 0.5%
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.1%
                                   Pharmaceuticals -- 0.1%
           1,325                   Allergan Plc, 5.5%, 3/1/18                       $     1,048,724
                                                                                    ---------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                    $     1,048,724
---------------------------------------------------------------------------------------------------
                                   BANKS -- 0.4%
                                   Diversified Banks -- 0.4%
             730                   Bank of America Corp., 7.25%, (Perpetual)        $       870,342
           1,876                   Wells Fargo & Co., 7.5% (Perpetual)                    2,253,170
                                                                                    ---------------
                                                                                    $     3,123,512
                                                                                    ---------------
                                   Total Banks                                      $     3,123,512
---------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $4,267,097)                                $     4,172,236
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 19

---------------------------------------------------------------------------------------------------
Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 47.8%
                                   ENERGY -- 0.3%
                                   Oil & Gas Refining & Marketing -- 0.3%
          68,361                   HollyFrontier Corp.                              $     1,980,418
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.0%+
          60,573                   Empresas Lipigas SA                              $       438,933
                                                                                    ---------------
                                   Total Energy                                     $     2,419,351
---------------------------------------------------------------------------------------------------
                                   MATERIALS -- 1.3%
                                   Commodity Chemicals -- 0.1%
         719,162                   Chevron Lubricants Lanka Plc                     $       788,450
---------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 1.2%
         203,252                   Rio Tinto Plc                                    $     8,924,045
                                                                                    ---------------
                                   Total Materials                                  $     9,712,495
---------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 4.8%
                                   Aerospace & Defense -- 0.6%
         604,043                   BAE Systems Plc                                  $     4,421,482
---------------------------------------------------------------------------------------------------
                                   Building Products -- 0.3%
       3,801,837                   Ras Al Khaimah Ceramics*                         $     2,484,252
---------------------------------------------------------------------------------------------------
                                   Heavy Electrical Equipment -- 0.3%
         156,000                   Mitsubishi Electric Corp.                        $     2,380,692
---------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 2.5%
         143,942                   Siemens AG                                       $    18,067,734
---------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
           3,071                   Liberty Tire Recycling LLC (c)                   $            31
---------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 1.1%
          60,883                   United Rentals, Inc.*                            $     7,702,308
                                                                                    ---------------
                                   Total Capital Goods                              $    35,056,499
---------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.3%
                                   Air Freight & Logistics -- 0.0%+
              22                   CEVA Group Plc*                                  $         2,804
---------------------------------------------------------------------------------------------------
                                   Airlines -- 0.3%
         187,855                   easyJet Plc                                      $     2,244,520
                                                                                    ---------------
                                   Total Transportation                             $     2,247,324
---------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.6%
                                   Auto Parts & Equipment -- 0.3%
          31,693                   Valeo SA                                         $     1,934,144
---------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.3%
          61,400                   Fuji Heavy Industries, Ltd.                      $     2,471,132
                                                                                    ---------------
                                   Total Automobiles & Components                   $     4,405,276
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.8%
                                   Homebuilding -- 0.5%
         224,900                   Sekisui Chemical Co., Ltd.                       $     3,676,394
---------------------------------------------------------------------------------------------------
                                   Apparel, Accessories & Luxury Goods -- 0.3%
          89,267                   Moncler S.p.A.*                                  $     1,715,671
                                                                                    ---------------
                                   Total Consumer Durables & Apparel                $     5,392,065
---------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.1%
                                   Broadcasting -- 0.1%
         288,100                   ITV Plc                                          $       736,282
                                                                                    ---------------
                                   Total Media                                      $       736,282
---------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.3%
                                   Computer & Electronics Retail -- 0.3%
          77,121                   GameStop Corp.                                   $     1,888,693
                                                                                    ---------------
                                   Total Retailing                                  $     1,888,693
---------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.4%
                                   Drug Retail -- 0.2%
          18,300                   Sundrug Co., Ltd.                                $     1,262,125
---------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.2%
          18,157                   Walgreens Boots Alliance, Inc.                   $     1,487,785
                                                                                    ---------------
                                   Total Food & Staples Retailing                   $     2,749,910
---------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 6.7%
                                   Pharmaceuticals -- 6.7%
         420,556                   Novartis AG                                      $    30,809,730
         575,464                   Pfizer, Inc.                                          18,259,473
                                                                                    ---------------
                                                                                    $    49,069,203
                                                                                    ---------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                    $    49,069,203
---------------------------------------------------------------------------------------------------
                                   BANKS -- 5.1%
                                   Diversified Banks -- 5.1%
         196,211                   Aldermore Group Plc                              $       540,436
       5,188,400                   Bank Rakyat Indonesia Persero Tbk PT                   4,556,171
          57,061                   BNP Paribas SA                                         3,646,175
       1,174,555                   ING Groep NV                                          16,803,990
         139,275                   JPMorgan Chase & Co.                                  11,786,843
                                                                                    ---------------
                                                                                    $    37,333,615
                                                                                    ---------------
                                   Total Banks                                      $    37,333,615
---------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 8.3%
                                   Consumer Finance -- 3.1%
         240,839                   Discover Financial Services, Inc.                $    16,685,326
         154,121                   Synchrony Financial                                    5,520,614
                                                                                    ---------------
                                                                                    $    22,205,940
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 21

---------------------------------------------------------------------------------------------------
Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 4.7%
       2,037,808                   Ares Capital Corp.                               $    34,438,955
---------------------------------------------------------------------------------------------------
                                   Financial Exchanges & Data -- 0.5%
         247,200                   Japan Exchange Group, Inc.                       $     3,692,496
                                                                                    ---------------
                                   Total Diversified Financials                     $    60,337,391
---------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.7%
                                   Multi-line Insurance -- 0.4%
          17,307                   Allianz SE*                                      $     2,930,158
---------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.3%
          23,316                   Swiss Re AG                                      $     2,171,398
                                                                                    ---------------
                                   Total Insurance                                  $     5,101,556
---------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 1.7%
                                   Systems Software -- 1.7%
         193,408                   Microsoft Corp.                                  $    12,503,827
                                                                                    ---------------
                                   Total Software & Services                        $    12,503,827
---------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 6.7%
                                   Computer Storage & Peripherals -- 5.0%
         302,879                   Apple, Inc.                                      $    36,754,364
---------------------------------------------------------------------------------------------------
                                   Technology Hardware, Storage &
                                   Peripherals -- 0.8%
           3,469                   Samsung Electronics Co., Ltd.                    $     5,952,866
---------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.8%
         205,600                   Alps Electric Co., Ltd.                          $     5,495,182
---------------------------------------------------------------------------------------------------
                                   Electronic Manufacturing Services -- 0.1%
         230,062                   Global Display Co., Ltd.                         $       877,423
                                                                                    ---------------
                                   Total Technology Hardware & Equipment            $    49,079,835
---------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 1.7%
                                   Semiconductors -- 1.7%
         152,425                   SK Hynix, Inc.                                   $     7,119,101
          54,898                   Skyworks Solutions, Inc.*                              5,036,343
                                                                                    ---------------
                                                                                    $    12,155,444
                                                                                    ---------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                        $    12,155,444
---------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 3.9%
                                   Integrated Telecommunication Services -- 3.7%
         519,809                   AT&T, Inc.                                       $    21,915,147
         117,700                   Nippon Telegraph & Telephone Corp.                     5,195,056
                                                                                    ---------------
                                                                                    $    27,110,203
---------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.2%
         633,332                   Vodafone Group Plc                               $     1,548,079
                                                                                    ---------------
                                   Total Telecommunication Services                 $    28,658,282
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 4.1%
                                   Diversified REIT -- 0.2%
          57,639                   STORE Capital Corp.                              $     1,363,739
---------------------------------------------------------------------------------------------------
                                   Industrial REIT -- 1.3%
       4,606,700                   Mapletree Industrial Trust                       $     5,380,207
       5,912,300                   Mapletree Logistics Trust                              4,407,465
                                                                                    ---------------
                                                                                    $     9,787,672
---------------------------------------------------------------------------------------------------
                                   Hotel & Resort REIT -- 0.2%
           1,500                   Japan Hotel Real Estate Investment Trust
                                   Investment Corp.                                 $     1,054,475
---------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.3%
         157,409                   alstria office REIT-AG                           $     1,965,615
---------------------------------------------------------------------------------------------------
                                   Retail REIT -- 0.4%
          73,510                   Wereldhave NV                                    $     3,218,552
---------------------------------------------------------------------------------------------------
                                   Diversified Real Estate Activities -- 0.9%
       1,186,900                   Leopalace21 Corp.                                $     6,818,059
---------------------------------------------------------------------------------------------------
                                   Real Estate Development -- 0.8%
         419,185                   TAG Immobilien AG                                $     5,653,161
                                                                                    ---------------
                                   Total Real Estate                                $    29,861,273
---------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $323,164,767)                              $   348,708,321
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($) (j)     (unaudited)
---------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 1.3%
                                   CONSUMER SERVICES -- 0.1%
                                   Hotels, Resorts & Cruise Lines -- 0.1%
         346,426                   Westgate Resorts 2014-1 LLC, 5.5%,
                                   12/20/26 (144A)                                  $       346,212
                                                                                    ---------------
                                   Total Consumer Services                          $       346,212
---------------------------------------------------------------------------------------------------
                                   BANKS -- 1.2%
                                   Thrifts & Mortgage Finance -- 1.2%
         800,000                   Ascentium Equipment Receivables 2015-1 LLC,
                                   5.92%, 6/12/23 (144A)                            $       823,587
         700,000                   Ascentium Equipment Receivables 2016-2 Trust,
                                   6.79%, 10/10/24 (144A)                                   689,179
         499,993                   Axis Equipment Finance Receivables III LLC,
                                   5.27%, 5/20/20 (144A)                                    478,749
          45,378                   Bear Stearns Asset Backed Securities Trust,
                                   8.35438%, 10/25/29 (Step)                                 45,512
          49,135          7.78     GE Mortgage Services LLC, Floating Rate
                                   Note, 3/25/27                                             29,963
         102,373                   GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                   100,940

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 23

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
       2,250,000                   Green Tree Agency Advance Funding Trust I,
                                   4.6692%, 10/15/48 (144A)                         $     2,243,498
         750,000                   Leaf Receivables Funding 10 LLC, 5.21%,
                                   7/15/21 (144A)                                           744,429
         500,000                   LEAF Receivables Funding 11 LLC, 6.0%,
                                   6/15/24 (144A)                                           460,622
          90,585                   Navitas Equipment Receivables LLC 2013-1,
                                   5.82%, 6/15/19 (144A)                                     90,897
       1,000,000                   Navitas Equipment Receivables LLC 2015-1,
                                   5.75%, 5/17/21 (144A)                                    987,738
         600,000          5.24     NCF Dealer Floorplan Master Trust, Floating
                                   Rate Note, 10/20/20 (144A)                               594,099
         400,000          9.28     NCF Dealer Floorplan Master Trust, Floating
                                   Rate Note, 3/21/22 (144A)                                402,075
          68,686                   RASC Series 2003-KS5 Trust, 4.96%,
                                   7/25/33 (Step)                                            68,123
       1,200,000          4.02     Silver Bay Realty 2014-1 Trust, Floating Rate
                                   Note, 9/18/31 (144A)                                   1,206,171
                                                                                    ---------------
                                                                                    $     8,965,582
                                                                                    ---------------
                                   Total Banks                                      $     8,965,582
---------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $9,350,589)                                $     9,311,794
---------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 1.2%
                                   BANKS -- 1.2%
                                   Thrifts & Mortgage Finance -- 1.2%
       1,000,000          5.82     Banc of America Commercial Mortgage Trust
                                   2007-4, Floating Rate Note, 2/10/51 (144A)       $       977,966
          87,974          5.21     Bear Stearns Commercial Mortgage Securities
                                   Trust 2005-PWR7, Floating Rate Note, 2/11/41              87,836
       1,500,000          5.12     Bear Stearns Commercial Mortgage Securities
                                   Trust 2005-TOP20, Floating Rate Note, 10/12/42         1,463,898
           9,990          5.92     CHL Mortgage Pass-Through Trust 2002-32,
                                   Floating Rate Note, 1/25/33                               10,246
          11,632                   Credit Suisse First Boston Mortgage Securities
                                   Corp., 5.5%, 6/25/33                                      11,758
         855,000          5.10     Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 8/15/38                       859,187
         280,644                   Global Mortgage Securitization, Ltd., 5.25%,
                                   11/25/32 (144A)                                          171,049
          38,665                   Global Mortgage Securitization, Ltd., 5.25%,
                                   11/25/32 (144A)                                           30,215
          39,069                   Global Mortgage Securitization, Ltd., 5.25%,
                                   11/25/32 (144A)                                           18,948

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          24,618                   Global Mortgage Securitization, Ltd., 5.25%,
                                   4/25/32 (144A)                                   $        15,845
         210,000          5.00     GMAT 2013-1 Trust, Floating Rate Note, 8/25/53           200,842
         675,000          4.67     GS Mortgage Securities Trust 2014-GSFL,
                                   Floating Rate Note, 7/15/31 (144A)                       675,653
       1,960,000          6.99     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2014-CBM MZ, Floating Rate
                                   Note, 10/15/19 (144A)                                  1,975,533
       1,000,000                   JPMCC Re-REMIC Trust 2014-FRR1,
                                   4.234284%, 4/27/44 (144A)                                967,430
          73,454                   Merrill Lynch Mortgage Investors Trust Series
                                   2006-AF1, 5.75%, 8/25/36                                  57,367
         438,950          5.37     Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                                   Rate Note, 11/12/37                                      425,184
       1,000,000          7.08     Velocity Commercial Capital Loan Trust 2015-1,
                                   Floating Rate Note, 6/25/45 (144A)                       955,000
                                                                                    ---------------
                                                                                    $     8,903,957
                                                                                    ---------------
                                   Total Banks                                      $     8,903,957
---------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 0.0%+
                                   Government -- 0.0%+
           6,470          5.91     Government National Mortgage Association
                                   REMICS, Floating Rate Note, 6/20/38              $           176
                                                                                    ---------------
                                   Total Government                                 $           176
---------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                   (Cost $9,073,706)                                $     8,904,133
---------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 28.6%
                                   ENERGY -- 4.5%
                                   Oil & Gas Drilling -- 0.0%+
         210,000                   Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)  $       105,000
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.2%
         860,000                   Archrock Partners LP, 6.0%, 10/1/22              $       842,800
         860,000                   McDermott International, Inc., 8.0%,
                                   5/1/21 (144A)                                            881,500
                                                                                    ---------------
                                                                                    $     1,724,300
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 1.6%
         765,000                   Chesapeake Energy Corp., 8.0%, 1/15/25 (144A)    $       783,647
         372,000                   Cobalt International Energy, Inc., 10.75%,
                                   12/1/21 (144A)                                           351,540
         649,000                   Denbury Resources, Inc., 4.625%, 7/15/23                 518,389
         600,000                   Denbury Resources, Inc., 5.5%, 5/1/22                    514,500
       1,965,000                   EP Energy LLC, 6.375%, 6/15/23                         1,709,550
       1,505,000                   Great Western Petroleum LLC, 9.0%,
                                   9/30/21 (144A)                                         1,595,300

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 25

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production --
                                   (continued)
       2,656,000                   Gulfport Energy Corp., 6.0%, 10/15/24            $     2,705,800
         929,000                   Halcon Resources Corp., 12.0%, 2/15/22 (144A)          1,049,770
       2,330,000                   Sanchez Energy Corp., 6.125%, 1/15/23                  2,236,800
                                                                                    ---------------
                                                                                    $    11,465,296
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.7%
       2,670,000                   Calumet Specialty Products Partners LP,
                                   6.5%, 4/15/21                                    $     2,309,550
         170,000                   Calumet Specialty Products Partners LP,
                                   7.625%, 1/15/22                                          146,200
       1,275,000                   Calumet Specialty Products Partners LP,
                                   7.75%, 4/15/23                                         1,090,125
         458,000                   EnLink Midstream Partners LP, 5.05%, 4/1/45              421,126
       1,328,000                   EnLink Midstream Partners LP, 5.6%, 4/1/44             1,305,630
                                                                                    ---------------
                                                                                    $     5,272,631
---------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 1.8%
         850,000                   Blue Racer Midstream LLC, 6.125%,
                                   11/15/22 (144A)                                  $       871,250
         300,000          5.85     DCP Midstream Operating LP, Floating Rate
                                   Note, 5/21/43 (144A)                                     269,250
       1,655,000                   Global Partners LP, 6.25%, 7/15/22                     1,592,938
       1,570,000                   Global Partners LP, 7.0%, 6/15/23                      1,542,525
         100,000                   Kinder Morgan Energy Partners LP, 5.0%, 8/15/42           97,550
         650,000                   ONEOK, Inc., 7.5%, 9/1/23                                755,625
         690,000                   PBF Logistics LP, 6.875%, 5/15/23                        702,075
       1,365,000                   Sabine Pass Liquefaction LLC, 5.75%, 5/15/24           1,486,144
         722,000                   Sabine Pass Liquefaction LLC, 5.875%,
                                   6/30/26 (144A)                                           800,518
       2,225,000                   Sunoco LP, 6.375%, 4/1/23                              2,283,962
       2,000,000                   The Williams Companies, Inc., 7.5%, 1/15/31            2,330,000
                                                                                    ---------------
                                                                                    $    12,731,837
---------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.2%
         950,000                   Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)  $        12,350
       1,460,000                   SunCoke Energy Partners LP, 7.375%, 2/1/20             1,456,350
                                                                                    ---------------
                                                                                    $     1,468,700
                                                                                    ---------------
                                   Total Energy                                     $    32,767,764
---------------------------------------------------------------------------------------------------
                                   MATERIALS -- 2.2%
                                   Commodity Chemicals -- 0.6%
         630,000                   Hexion, Inc., 6.625%, 4/15/20                    $       587,475
       2,375,000                   Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)             2,398,750

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Commodity Chemicals -- (continued)
         647,000                   Tronox Finance LLC, 6.375%, 8/15/20              $       621,929
         670,000                   Tronox Finance LLC, 7.5%, 3/15/22 (144A)                 653,250
                                                                                    ---------------
                                                                                    $     4,261,404
---------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
         760,000                   CVR Partners LP, 9.25%, 6/15/23 (144A)           $       809,400
---------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.3%
       1,695,000                   A Schulman, Inc., 6.875%, 6/1/23 (144A)          $     1,788,225
         610,000                   Platform Specialty Products Corp., 10.375%,
                                   5/1/21 (144A)                                            677,100
                                                                                    ---------------
                                                                                    $     2,465,325
---------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.5%
EURO     350,000                   ARD Finance SA, 6.625%, 9/15/23 (144A) (PIK)     $       381,729
         350,000                   ARD Finance SA, 7.125%, 9/15/23 (144A) (PIK)             355,688
       2,800,000                   Coveris Holdings SA, 7.875%, 11/1/19 (144A)            2,814,000
                                                                                    ---------------
                                                                                    $     3,551,417
---------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.3%
       2,350,000                   Sealed Air Corp., 6.875%, 7/15/33 (144A)         $     2,467,500
---------------------------------------------------------------------------------------------------
                                   Copper -- 0.2%
       1,245,000                   Freeport-McMoRan, Inc., 3.55%, 3/1/22            $     1,164,075
---------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.2%
         435,000                   Appvion, Inc., 9.0%, 6/1/20 (144A)               $       241,425
         945,000                   Resolute Forest Products, Inc., 5.875%, 5/15/23          824,512
                                                                                    ---------------
                                                                                    $     1,065,937
                                                                                    ---------------
                                   Total Materials                                  $    15,785,058
---------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.5%
                                   Aerospace & Defense -- 0.3%
       1,653,245                   DynCorp International, Inc., 11.875%,
                                   11/30/20 (PIK)                                   $     1,549,917
         550,000                   Triumph Group, Inc., 5.25%, 6/1/22                       517,000
                                                                                    ---------------
                                                                                    $     2,066,917
---------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.3%
       2,090,000                   General Cable Corp., 5.75%, 10/1/22              $     2,074,325
---------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy
                                   Trucks -- 0.6%
         330,000                   Commercial Vehicle Group, Inc.,
                                   7.875%, 4/15/19                                  $       331,650
       1,070,000                   Engility Corp., 8.875%, 9/1/24 (144A)                  1,144,900
       1,315,000                   Meritor, Inc., 6.25%, 2/15/24                          1,321,838
       1,870,000                   Titan International, Inc., 6.875%, 10/1/20             1,870,000
                                                                                    ---------------
                                                                                    $     4,668,388
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 27

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.3%
       2,222,000                   Apex Tool Group LLC, 7.0%, 2/1/21 (144A)         $     2,055,350
---------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.0%+
           7,000                   TRAC Intermodal LLC, 11.0%, 8/15/19              $         7,402
                                                                                    ---------------
                                   Total Capital Goods                              $    10,872,382
---------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.9%
                                   Commercial Printing -- 0.3%
       2,941,000                   Cenveo Corp., 6.0%, 8/1/19 (144A)                $     2,617,490
---------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.6%
       2,275,000                   NANA Development Corp., 9.5%,
                                   3/15/19 (144A)                                   $     2,218,125
       1,966,000                   TMS International Corp., 7.625%,
                                   10/15/21 (144A)                                        1,961,085
                                                                                    ---------------
                                                                                    $     4,179,210
                                                                                    ---------------
                                   Total Commercial Services & Supplies             $     6,796,700
---------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.8%
                                   Airlines -- 0.4%
       2,960,000                   Intrepid Aviation Group Holdings LLC, 6.875%,
                                   2/15/19 (144A)                                   $     2,693,600
         131,198                   US Airways 2013-1 Class B Pass Through Trust,
                                   5.375%, 11/15/21                                         135,462
                                                                                    ---------------
                                                                                    $     2,829,062
---------------------------------------------------------------------------------------------------
                                   Railroads -- 0.3%
         967,000                   Florida East Coast Holdings Corp., 6.75%,
                                   5/1/19 (144A)                                    $       993,592
       1,330,000                   Florida East Coast Holdings Corp., 9.75%,
                                   5/1/20 (144A)                                          1,369,900
                                                                                    ---------------
                                                                                    $     2,363,492
---------------------------------------------------------------------------------------------------
                                   Trucking -- 0.1%
       1,485,000                   Jack Cooper Holdings Corp., 9.25%, 6/1/20        $       594,000
---------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.0%+
          98,560                   Aeropuertos Argentina 2000 SA, 10.75%,
                                   12/1/20 (144A)                                   $       106,054
                                                                                    ---------------
                                   Total Transportation                             $     5,892,608
---------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 1.0%
                                   Homebuilding -- 1.0%
         500,000                   Beazer Homes USA, Inc., 8.75%,
                                   3/15/22 (144A)                                   $       543,750
       4,258,000                   KB Home, 7.625%, 5/15/23                               4,556,060

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Homebuilding -- (continued)
         950,000                   Rialto Holdings LLC, 7.0%, 12/1/18 (144A)        $       969,000
       1,291,000                   Taylor Morrison Communities, Inc., 5.875%,
                                   4/15/23 (144A)                                         1,342,640
                                                                                    ---------------
                                                                                    $     7,411,450
                                                                                    ---------------
                                   Total Consumer Durables & Apparel                $     7,411,450
---------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 1.7%
                                   Casinos & Gaming -- 0.6%
       1,250,000                   Scientific Games International, Inc.,
                                   10.0%, 12/1/22                                   $     1,280,775
       3,125,000                   Scientific Games International, Inc.,
                                   6.25%, 9/1/20                                          2,906,250
                                                                                    ---------------
                                                                                    $     4,187,025
---------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.2%
       1,140,000                   Hilton Grand Vacations Borrower LLC, 6.125%,
                                   12/1/24 (144A)                                   $     1,191,300
---------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.9%
       3,221,000                   Constellis Holdings LLC, 9.75%, 5/15/20 (144A)   $     3,430,365
       1,466,000                   Prime Security Services Borrower LLC, 9.25%,
                                   5/15/23 (144A)                                         1,588,778
       1,045,000                   Sotheby's, 5.25%, 10/1/22 (144A)                       1,050,225
         855,000                   StoneMor Partners LP, 7.875%, 6/1/21                     832,556
                                                                                    ---------------
                                                                                    $     6,901,924
                                                                                    ---------------
                                   Total Consumer Services                          $    12,280,249
---------------------------------------------------------------------------------------------------
                                   MEDIA -- 1.3%
                                   Advertising -- 0.2%
       1,345,000                   MDC Partners, Inc., 6.5%, 5/1/24 (144A)          $     1,170,150
---------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.5%
       1,942,000                   CCO Holdings LLC, 5.5%, 5/1/26 (144A)            $     2,034,245
       1,470,000                   Gannett Co., Inc., 6.375%, 10/15/23                    1,554,525
                                                                                    ---------------
                                                                                    $     3,588,770
---------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.5%
       1,220,000                   CSC Holdings LLC, 6.625%, 10/15/25 (144A)        $     1,331,325
       1,658,000                   DISH DBS Corp., 5.875%, 11/15/24                       1,676,652
         840,000                   DISH DBS Corp., 7.75%, 7/1/26                            940,279
                                                                                    ---------------
                                                                                    $     3,948,256
---------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
       1,000,000                   Regal Entertainment Group, Inc.,
                                   5.75%, 2/1/25                                    $     1,017,500
                                                                                    ---------------
                                   Total Media                                      $     9,724,676
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 29

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.1%
                                   Department Stores -- 0.1%
         671,000                   PetSmart, Inc., 7.125%, 3/15/23 (144A)           $       659,258
---------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.0%+
         250,000                   Radio Systems Corp., 8.375%, 11/1/19 (144A)      $       260,938
                                                                                    ---------------
                                   Total Retailing                                  $       920,196
---------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.7%
                                   Agricultural Products -- 0.0%+
         550,000                   Tonon Luxembourg SA, 10.5%, 5/14/24
                                   (144A) (d)                                       $       225,500
---------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 0.4%
       1,173,000                   Dole Food Co., Inc., 7.25%, 5/1/19 (144A)        $     1,197,164
       1,350,000                   Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)           1,359,288
                                                                                    ---------------
                                                                                    $     2,556,452
---------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.3%
         580,000                   Alliance One International Inc., 8.5%, 4/15/21   $       595,225
       2,010,000                   Alliance One International, Inc., 9.875%, 7/15/21      1,716,038
                                                                                    ---------------
                                                                                    $     2,311,263
                                                                                    ---------------
                                   Total Food, Beverage & Tobacco                   $     5,093,215
---------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                   Personal Products -- 0.2%
       1,400,000                   Revlon Consumer Products Corp., 5.75%,
                                   2/15/21                                          $     1,400,000
                                                                                    ---------------
                                   Total Household & Personal Products              $     1,400,000
---------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                   Health Care Services -- 0.4%
       1,555,000                   BioScrip, Inc., 8.875%, 2/15/21                  $     1,220,675
       1,800,000                   RegionalCare Hospital Partners Holdings, Inc.,
                                   8.25%, 5/1/23 (144A)                                   1,858,500
                                                                                    ---------------
                                                                                    $     3,079,175
---------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 1.1%
       2,004,000                   CHS, 6.875%, 2/1/22                              $     1,457,910
       1,065,000                   CHS, Inc., 8.0%, 11/15/19                                947,850
       2,245,000                   Kindred Healthcare Inc., 6.375%, 4/15/22               1,950,344
         430,000                   Kindred Healthcare, Inc., 8.0%, 1/15/20                  423,550
         555,000                   Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)              595,238
         930,000                   Tenet Healthcare Corp., 8.125%, 4/1/22                   939,300
       1,560,000                   Universal Hospital Services, Inc.,
                                   7.625%, 8/15/20                                        1,548,300
                                                                                    ---------------
                                                                                    $     7,862,492
                                                                                    ---------------
                                   Total Health Care Equipment & Services           $    10,941,667
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.9%
                                   Pharmaceuticals -- 0.9%
       2,885,000                   Endo, Ltd., 6.0%, 7/15/23 (144A)                 $     2,459,462
         870,000                   Endo, Ltd., 6.5%, 2/1/25 (144A)                          707,962
         245,000                   Horizon Pharma Inc., 8.75% 11/1/24                       251,738
         810,000                   Horizon Pharma, Inc., 6.625%, 5/1/23                     779,625
       3,349,000                   Valeant Pharmaceuticals International, Inc.,
                                   5.875%, 5/15/23 (144A)                                 2,549,426
                                                                                    ---------------
                                                                                    $     6,748,213
                                                                                    ---------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                    $     6,748,213
---------------------------------------------------------------------------------------------------
                                   BANKS -- 1.6%
                                   Diversified Banks -- 1.0%
         945,000          6.50     Bank of America Corp., Floating Rate
                                   Note, 10/23/49                                   $     1,013,512
       1,885,000          8.12     Credit Agricole SA, Floating Rate Note,
                                   (Perpetual) (144A)                                     2,003,944
         782,000          7.70     Intesa Sanpaolo S.p.A., Floating Rate Note,
                                   (Perpetual) (144A)                                       713,575
         525,000          7.50     Royal Bank of Scotland Group Plc, Floating
                                   Rate Note, (Perpetual)                                   509,250
       1,150,000          8.00     Royal Bank of Scotland Group Plc, Floating
                                   Rate Note,(Perpetual)                                  1,115,650
       1,825,000          8.62     Royal Bank of Scotland Group Plc, Floating
                                   Rate Note, (Perpetual)                                 1,884,312
                                                                                    ---------------
                                                                                    $     7,240,243
---------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.6%
       4,125,000                   Provident Funding Associates LP, 6.75%,
                                   6/15/21 (144A)                                   $     4,166,250
                                                                                    ---------------
                                   Total Banks                                      $    11,406,493
---------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.9%
                                   Other Diversified Financial Services -- 0.0%+
         250,000          6.75     JPMorgan Chase & Co., Floating Rate Note,
                                   (Perpetual)                                      $       273,602
---------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.5%
       1,605,000                   Nationstar Mortgage LLC, 6.5%, 6/1/22            $     1,602,994
       1,915,000                   Nationstar Mortgage LLC, 6.5%, 7/1/21                  1,950,906
                                                                                    ---------------
                                                                                    $     3,553,900
---------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.2%
       1,290,000                   TMX Finance LLC, 8.5%, 9/15/18 (144A)            $     1,183,575
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 31

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Financial Exchanges & Data -- 0.2%
       1,195,000                   MSCI, Inc., 5.75%, 8/15/25 (144A)                $     1,265,959
                                                                                    ---------------
                                   Total Diversified Financials                     $     6,277,036
---------------------------------------------------------------------------------------------------
                                   INSURANCE -- 1.9%
                                   Reinsurance -- 1.9%
       1,000,000                   Arlington Segregated Account (Artex SAC Ltd.),
                                   Variable Rate Notes, 8/31/16 (f) (g)             $        48,600
         900,000                   Berwick 2016-1 Segregated Account (Artex
                                   SAC Ltd.), Variable Rate Notes, 2/1/18 (f) (g)           118,170
         900,000                   Berwick 2017-1 Segregated Account (Artex
                                   SAC Ltd.), Variable Rate Notes, 2/1/19 (f) (g)           906,660
         700,000                   Carnoustie 2016-N, Segregated Account (Artex
                                   SAC Ltd.), Variable Rate Notes, 11/30/20 (f) (g)          83,790
       1,500,000                   Carnoustie 2017, Segregated Account (Artex
                                   SAC Ltd.), Variable Rate Notes, 11/30/21 (f) (g)       1,501,500
         700,000                   Carnoustie Segregated Account (Artex SAC Ltd.),
                                   Variable Rate Notes, 2/19/16 (f) (g)                      14,280
         700,000                   Cypress Segregated Account (Artex SAC Ltd.),
                                   Variable Rate Notes, 7/10/17 (f) (g)                     613,060
         500,000          0.00     Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                   (Cat Bond) (144A)                                        500,750
         400,000          0.00     Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                   (Cat Bond) (144A)                                        400,960
         400,000          0.00     Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                   (Cat Bond) (144A)                                        400,840
         250,000          0.00     Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                   (Cat Bond) (144A)                                        252,900
       2,500,000                   Gullane Segregated Account (Artex SAC Ltd.),
                                   Variable Rate Note 11/30/21 (f) (g)                    2,511,000
EURO     250,000         12.00     Horse Capital I DAC, Floating Rate Note, 6/15/20
                                   (Cat Bond) (144A)                                        270,477
         250,000          0.00     Limestone Re, Ltd., 8/31/21 (Cat Bond)                   249,500
         250,000          0.00     Limestone Re, Ltd., 8/31/21 (Cat Bond)                   249,500
       1,000,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f) (g)      5,800
       1,200,000                   Pangaea Re, Series 2015-1, Principal at Risk
                                   Notes, 2/1/19 (f) (g)                                     47,040
       2,000,000                   Pangaea Re, Series 2015-2, Principal at Risk
                                   Notes, 11/30/19 (f) (g)                                  184,000
AUD      300,000                   Pangaea Re, Variable Rate Notes, 7/10/17 (f) (g)         201,410
       1,500,000                   Pangaea Re., Variable Rate Notes, 11/30/21 (f) (g)     1,514,700
       1,200,000                   Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)         154,920
         500,000          4.50     Resilience Re, Ltd., Floating Rate Note, 1/9/19
                                   (Cat Bond)                                               500,000
           3,333                   Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                                   (144A) (f) (g)                                            70,970

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
         700,000                   Silverton Re, Ltd., Variable Rate Notes,
                                   9/18/17 (144A) (f) (g)                           $        17,290
       1,000,000                   St. Andrews Segregated Account (Artex SAC Ltd.),
                                   Variable Rate Notes, 2/1/19 (f) (g)                    1,006,600
         500,000                   Sunningdale 2017 Segregated Account (Artex
                                   SAC Ltd.), Variable Rate Notes, 1/16/18 (f) (g)          449,400
       1,000,000                   Versutus 2016, Class A-1, Variable Rate Notes,
                                   11/30/20 (f) (g)                                          40,800
       1,500,000                   Versutus Ltd., Series 2017-A, Variable Rate
                                   Notes, 11/30/2021 (f) (g)                              1,508,550
                                                                                    ---------------
                                                                                    $    13,823,467
                                                                                    ---------------
                                   Total Insurance                                  $    13,823,467
---------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.6%
                                   Internet Software & Services -- 0.2%
       1,000,000                   Cimpress NV, 7.0%, 4/1/22 (144A)                 $     1,030,000
         325,000                   j2 Cloud Services, Inc., 8.0%, 8/1/20                    338,812
                                                                                    ---------------
                                                                                    $     1,368,812
---------------------------------------------------------------------------------------------------
                                   IT Consulting & Other Services -- 0.2%
       1,518,000                   Rackspace, 8.625%, 11/15/24                      $     1,574,925
---------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.2%
       1,282,000                   First Data Corp., 7.0%, 12/1/23 (144A)           $     1,359,561
                                                                                    ---------------
                                   Total Software & Services                        $     4,303,298
---------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                   Technology Hardware, Storage &
                                   Peripherals -- 0.5%
       1,885,000                   Diebold Nixdorf, Inc., 8.5%, 4/15/24             $     2,059,362
       1,540,000                   NCR Corp., 6.375%, 12/15/23                            1,636,250
                                                                                    ---------------
                                                                                    $     3,695,612
                                                                                    ---------------
                                   Total Technology Hardware & Equipment            $     3,695,612
---------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.3%
                                   Semiconductors -- 0.3%
       1,225,000                   Micron Technology, Inc., 5.5%, 2/1/25            $     1,231,125
         775,000                   Micron Technology, Inc., 5.625%, 1/15/26 (144A)          776,162
                                                                                    ---------------
                                                                                    $     2,007,287
                                                                                    ---------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                        $     2,007,287
---------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 2.8%
                                   Integrated Telecommunication Services -- 1.8%
         450,000                   CenturyLink, Inc., 7.6%, 9/15/39                 $       412,056
       1,920,000                   Frontier Communications Corp., 11.0%, 9/15/25          1,941,600

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 33

---------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services --
                                   (continued)
       4,200,000                   Frontier Communications Corp., 7.125%, 1/15/23   $     3,759,000
          70,000                   Frontier Communications Corp., 8.75%, 4/15/22             70,803
       1,200,000                   GCI, Inc., 6.75%, 6/1/21                               1,236,000
       2,475,000                   GCI, Inc., 6.875%, 4/15/25                             2,574,000
         770,000                   Windstream Corp., 7.5%, 6/1/22                           744,975
       2,625,000                   Windstream Services LLC, 6.375%, 8/1/23                2,349,375
         590,000                   Windstream Services LLC, 7.75%, 10/1/21                  601,924
                                                                                    ---------------
                                                                                    $    13,689,733
---------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 1.0%
         200,000                   Altice Finco SA, 8.125%, 1/15/24 (144A)          $       212,500
       4,509,000                   Sprint Corp., 7.125%, 6/15/24                          4,711,905
       1,929,000                   T-Mobile USA, Inc., 6.625%, 4/1/23                     2,049,948
         100,000                   Unison Ground Lease Funding LLC, 5.78%,
                                   3/16/43 (144A)                                            98,964
         100,000                   WCP Issuer llc, 6.657%, 8/15/20 (144A)                   102,180
                                                                                    ---------------
                                                                                    $     7,175,497
                                                                                    ---------------
                                   Total Telecommunication Services                 $    20,865,230
---------------------------------------------------------------------------------------------------
                                   UTILITIES -- 1.9%
                                   Electric Utilities -- 0.8%
       2,154,000                   Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)  $     2,083,995
       1,872,000                   Talen Energy Supply LLC, 6.5%, 6/1/25                  1,511,640
       2,165,000                   TerraForm Power, 9.75%, 8/15/22 (144A)                 2,386,912
                                                                                    ---------------
                                                                                    $     5,982,547
---------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 0.5%
         839,000                   DCP Midstream Operating LP, 5.6%, 4/1/44         $       762,441
         587,000                   Ferrellgas LP, 6.5%, 5/1/21                              591,402
       2,305,000                   Ferrellgas LP, 6.75%, 1/15/22                          2,316,525
                                                                                    ---------------
                                                                                    $     3,670,368
---------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy
                                   Traders -- 0.6%
         712,000                   Calpine Corp., 5.75%, 1/15/25                    $       695,980
       2,150,000                   NRG Energy, Inc., 6.625%, 1/15/27 (144A)               2,133,875
       1,430,000                   NRG Energy, Inc., 7.25%, 5/15/26 (144A)                1,496,138
                                                                                    ---------------
                                                                                    $     4,325,993
                                                                                    ---------------
                                   Total Utilities                                  $    13,978,908
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.8%
                                    Specialized REIT -- 0.2%
          1,140,615                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                    (12.0% cash, 0.0% PIK) (PIK)                       $  1,180,537
---------------------------------------------------------------------------------------------------
                                    Diversified REIT -- 0.1%
          1,130,000                 MPT Operating Partnership LP, 5.5%, 5/1/24         $  1,146,950
---------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.3%
          1,964,000                 Communications Sales & Leasing, Inc., 6.0%,
                                    4/15/23 (144A)                                     $  2,062,200
---------------------------------------------------------------------------------------------------
                                    Real Estate Services -- 0.2%
          1,210,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24               $  1,249,748
                                                                                       ------------
                                    Total Real Estate                                  $  5,639,435
---------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $208,839,611)                                $208,630,944
---------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 5.7%
IDR 113,637,000,000                 Indonesia Treasury Bond, 8.375%, 3/15/24           $  8,830,017
IDR 252,327,000,000                 Indonesia Treasury Bond, 8.75%, 5/15/31              19,871,318
IDR  66,486,000,000                 Indonesia Treasury Bond, 9.0%, 3/15/29                5,377,339
RUB     447,111,000                 Russian Federal Bond -- OFZ, 8.15%, 2/3/27            7,503,553
---------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $39,777,184)                                 $ 41,582,227
---------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.4% (i)
                                    Municipal Tobacco -- 0.4%
            255,000                 Buckeye Tobacco Settlement Financing
                                    Authority, 5.75%, 6/1/34                           $    231,349
            766,000                 Buckeye Tobacco Settlement Financing
                                    Authority, 5.875%, 6/1/47                               699,932
            452,000                 Buckeye Tobacco Settlement Financing
                                    Authority, 6.0%, 6/1/42                                 415,316
             90,000                 Michigan Tobacco Settlement Finance
                                    Authority, 6.0%, 6/1/48                                  82,580
          1,755,000                 Tobacco Settlement Financing Corp. New Jersey,
                                    5.0%, 6/1/41                                          1,569,023
                                                                                       ------------
                                                                                       $  2,998,200
---------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $2,877,992)                                  $  2,998,200
---------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 1.9%**
                                    MATERIALS -- 0.6%
                                    Construction Materials -- 0.1%
            452,830          5.30   American Bath Group LLC, Term Loan (First
                                    Lien), 9/30/23                                     $    457,358
                                                                                       ------------
                                                                                       $    457,358
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 35

---------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.0%+
            175,000          4.54   Tekni-Plex, Inc., Tranche B-1 Term Loan (First
                                    Lien), 4/15/22                                     $    175,481
---------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.2%
            866,333          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19    $    872,469
            100,000          5.25   Global Brass & Copper, Inc., Term Loan (First
                                    Lien), 6/30/23                                          101,250
                                                                                       ------------
                                                                                       $    973,719
---------------------------------------------------------------------------------------------------
                                    Steel -- 0.3%
          2,323,325          6.00   Zekelman Industries, Inc., Term Loan, 6/8/21       $  2,351,642
                                                                                       ------------
                                    Total Materials                                    $  3,958,200
---------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.3%
                                    Aerospace & Defense -- 0.2%
          1,625,000          7.75   DynCorp International, Inc., Term Loan B2, 7/7/20  $  1,634,479
---------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.1%
            223,353          5.25   Pelican Products, Inc., Term Loan (First
                                    Lien), 4/8/20                                      $    223,423
---------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.0%+
            150,000          5.01   NN, Inc., Tranche B Term Loan, 10/19/22            $    151,266
                                                                                       ------------
                                    Total Capital Goods                                $  2,009,168
---------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.0%+
                                    Auto Parts & Equipment -- 0.0%+
            100,000          5.75   Electrical Components International, Inc.,
                                    Loan, 4/17/21                                      $    100,688
                                                                                       ------------
                                    Total Automobiles & Components                     $    100,688
---------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.0%+
                                    Leisure Products -- 0.0%+
             61,735          4.04   BRP US, Inc., Term B Loan, 6/30/23                 $     62,211
                                                                                       ------------
                                    Total Consumer Durables & Apparel                  $     62,211
---------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.2%
                                    Restaurants -- 0.1%
            249,451          4.75   NPC International, Inc., Term Loan, 12/28/18       $    250,283
---------------------------------------------------------------------------------------------------
                                    Education Services -- 0.1%
            870,625          5.00   McGraw-Hill Global Education Holdings LLC,
                                    Term B Loan (First Lien), 5/2/22                   $    837,588
                                                                                       ------------
                                    Total Consumer Services                            $  1,087,871
---------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.1%
                                    Broadcasting -- 0.0%+
             57,674          4.00   Univision Communications, Inc., Replacement
                                    First-Lien Term Loan (C-4), 3/1/20                 $     57,870
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.1%
            800,000          8.00   NVA Holdings, Inc., Term Loan (Second
                                    Lien), 8/14/22                                     $    803,334
                                                                                       ------------
                                    Total Media                                        $    861,204
---------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.1%
                                    Homefurnishing Retail -- 0.1%
            500,000          9.00   Serta Simmons Bedding LLC, Term Loan
                                    (Second Lien), 10/21/24                            $    505,000
                                                                                       ------------
                                    Total Retailing                                    $    505,000
---------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.1%
            700,000          8.45   Del Monte Foods Consumer Products, Term
                                    Loan (Second Lien), 5/26/21                        $    500,500
                                                                                       ------------
                                    Total Food & Staples Retailing                     $    500,500
---------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                    Packaged Foods & Meats -- 0.0%+
            250,000          4.50   CTI Foods Holding Co LLC, Term Loan (First
                                    Lien), 6/29/20                                     $    246,250
                                                                                       ------------
                                    Total Food, Beverage & Tobacco                     $    246,250
---------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                    Household Products -- 0.2%
          1,816,875          8.57   Redbox Automated Retail LLC, Term Loan (First
                                    Lien), 9/28/21                                     $  1,789,622
                                                                                       ------------
                                    Total Household & Personal Products                $  1,789,622
---------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Services -- 0.0%+
             66,988          6.50   Ardent Legacy Acquisitions, Inc., Term Loan,
                                    7/31/21                                            $     67,156
             84,875          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20             82,329
             42,438          6.50   BioScrip, Inc., Term Loan, 7/31/20                       41,165
                                                                                       ------------
                                                                                       $    190,650
---------------------------------------------------------------------------------------------------
                                    HEALTH CARE FACILITIES -- 0.1%
            447,706          4.31   Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                     $    449,572
---------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.0%+
            200,000          9.00   Genoa a QoL Healthcare Co LLC, Initial Term
                                    Loan (Second Lien), 10/28/24                       $    202,667
                                                                                       ------------
                                    Total Health Care Equipment & Services             $    842,889
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 37

---------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.0%+
                                    Biotechnology -- 0.0%+
             87,362          7.00   Lantheus Medical Imaging, Inc., Initial Term
                                    Loan, 6/25/22                                      $     87,449
                                                                                       ------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                      $     87,449
---------------------------------------------------------------------------------------------------
                                    BANKS -- 0.0%+
                                    Thrifts & Mortgage Finance -- 0.0%+
             60,000          6.00   Ocwen Loan Servicing LLC, Restatement
                                    Effective Date Term Loan, 12/5/20                  $     60,725
                                                                                       ------------
                                    Total Banks                                        $     60,725
---------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.1%
                                    Property & Casualty Insurance -- 0.1%
            727,061          5.75   Confie Seguros Holding II Co., Term B Loan,
                                    4/13/22                                            $    733,196
                                                                                       ------------
                                    Total Insurance                                    $    733,196
---------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    IT Consulting & Other Services -- 0.1%
            731,250          5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                                    (First Lien), 4/23/21                              $    666,900
                                                                                       ------------
                                    Total Software & Services                          $    666,900
---------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.0%+
                                    Wireless Telecommunication Services -- 0.0%+
            250,000          3.52   Virgin Media Bristol LLC, I Facility, 1/31/25      $    251,875
                                                                                       ------------
                                    Total Telecommunication Services                   $    251,875
---------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.0%+
                                    Retail REIT -- 0.0%+
            149,620          4.28   DTZ US Borrower LLC, 2015-1 Additional Term
                                    Loan (First Lien), 11/4/21                         $    150,586
                                                                                       ------------
                                    Total Real Estate                                  $    150,586
---------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $13,791,324)                                 $ 13,914,334
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                    MUTUAL FUNDS -- 1.1%
                                    DIVERSIFIED FINANCIALS -- 0.2%
                                    Asset Management & Custody Banks -- 0.2%
             69,695                 BlackRock MuniVest Fund, Inc.                      $    699,738
             47,298                 BlackRock MuniYield Fund, Inc.                          684,875
                                                                                       ------------
                                                                                       $  1,384,613
                                                                                       ------------
                                      Total Diversified Financials                     $  1,384,613
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

---------------------------------------------------------------------------------------------------
Shares                                                                                 Value
---------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.9%
                                    Property & Casualty Insurance -- 0.9%
            643,902                 Pioneer ILS Interval Fund (h)                      $  6,625,756
                                                                                       ------------
                                    Total Insurance                                    $  6,625,756
---------------------------------------------------------------------------------------------------
                                    TOTAL MUTUAL FUNDS
                                    (Cost $7,838,197)                                  $  8,010,369
---------------------------------------------------------------------------------------------------
                                    EQUITY LINKED NOTES -- 7.7%
          1,600,000          8.25   Aldermore Bank, 7/17/17                            $  4,312,000
             29,000          7.25   CBS Corporation, 6/21/17                              1,861,655
             71,585          8.55   ebay, 4/13/17                                         2,309,690
            185,000          7.37   ebay, 4/27/17                                         5,666,550
            233,500                 Fitbit, 3/23/17 (e)                                   1,524,288
            338,098         32.00   Fitbit, 7/12/17                                       2,336,257
            105,000         15.38   HollyFrontier Corporation, 6/14/17                    3,135,300
            267,000          9.20   ING Group, 3/3/17                                     3,731,325
             28,800         11.34   Jazz Pharmaceuticals PLC, 7/20/17                     3,432,672
            477,000         11.07   Mitsubishi Corporation, 6/2/17                        3,028,950
            175,416                 PulteGroup, Inc., 2/22/17 (e)                         3,796,880
            158,000          9.36   Rio Tinto PLC, 2/10/17                                5,980,300
             76,000         10.86   Sumitomo Corporation, 6/2/17                          2,978,820
             26,000         11.71   United Rentals, Inc., 2/1/18                          2,888,600
             38,000          7.79   Valeo, 4/18/17                                        2,167,140
             50,400                 Valeo, 4/24/17 (e)                                    3,075,357
             87,260                 Viacom, Inc., 2/22/17 (e)                             3,712,477
---------------------------------------------------------------------------------------------------
                                    TOTAL EQUITY LINKED NOTE
                                    (Cost $57,763,502)                                 $ 55,938,261
---------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 96.6%
                                    (Cost $679,664,744) (a)                            $704,935,166
---------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 3.4%                 $ 24,889,713
---------------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                         $729,824,879
===================================================================================================

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(PIK)       Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2017, the value of these securities amounted to $103,059,535 or 14.1% of total net assets.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 39

(Cat Bond)  Catastrophe or event-linked bond. At January 31, 2017, the value of these securities amounted to $2,824,927 or 0.4% of total net assets. See Notes to Financial Statements -- Note 1I.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At January 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $684,764,473 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                      $ 48,326,349

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (28,155,656)
                                                                                     ------------
              Net unrealized appreciation                                            $ 20,170,693
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d)         Security is in default.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f) Structured reinsurance investment. At January 31, 2017, the value of these securities amounted to $10,998,540 or 1.5% of total net assets. See Notes to Financial Statements -- Note 1I.

(g)         Rate to be determined.

(h)         Affiliated funds managed by Pioneer Investment Management, Inc.

(i)         Consists of Revenue Bonds unless otherwise indicated.

(j) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            AUD   Australian Dollar
            EUR   Euro
            IDR   Indonesian Rupiah
            RUB   Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2017 aggregated to $310,564,522 and $415,645,608, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended January 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $9,677,403 and $14,770,246, respectively, which resulted in a net realized gain/loss of $469,366.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

TOTAL RETURN SWAP AGREEMENTS

-------------------------------------------------------------------------------------------------
                                                                                   Net
                                                                                   Unrealized
Notional                       Pay/      Obligation                    Expiration  Appreciation
Principal       Counterparty   Receive   Entity/Index       Coupon     Date        (Depreciation)
-------------------------------------------------------------------------------------------------
JPY 9,750,238   JP Morgan      Pay       S&P JPX Dividend   3M Libor   6/7/17      $  502,098
                Chase Bank NA            Aristocrats Index  + 40 bps
-------------------------------------------------------------------------------------------------
                                                                                   $  502,098
=================================================================================================

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

        JPY   Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------
                              Level 1        Level 2       Level 3       Total
------------------------------------------------------------------------------------
Convertible Corporate Bonds   $         --   $ 2,754,637   $        --   $ 2,754,637
Preferred Stocks                        --         9,710            --         9,710
Convertible Preferred Stocks     4,172,236            --            --     4,172,236
Common Stocks
  Capital Goods
    Industrial Machinery                --            --            31            31
  Transportation
    Air Freight & Logistics             --         2,804            --         2,804
  All Other Common Stocks      348,705,486            --            --   348,705,486
Asset Backed Securities                 --     9,311,794            --     9,311,794
Collateralized Mortgage
  Obligations                           --     8,904,133            --     8,904,133
Corporate Bonds
 Insurance
   Reinsurance                          --     1,825,927    11,997,540    13,823,467
 All Other Corporate Bonds              --   194,807,477            --   194,807,477
Foreign Government Bonds                --    41,582,227            --    41,582,227
Municipal Bonds                         --     2,998,200            --     2,998,200
Senior Floating Rate
 Loan Interests                         --    13,914,334            --    13,914,334
Mutual Funds                     1,384,613     6,625,756            --     8,010,369
Equity Linked Notes                     --    55,938,261            --    55,938,261
------------------------------------------------------------------------------------
Total                         $354,262,335  $338,675,260   $11,997,571  $704,935,166
====================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 41

-------------------------------------------------------------------------------------------
                               Level 1         Level 2       Level 3         Total
-------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
 on futures contracts          $   (375,353)   $        --   $         --    $    (375,353)
Unrealized appreciation on
 total return swap contracts             --        502,098             --          502,098
Net unrealized appreciation
 on forward foreign
 currency contracts                      --      1,900,525             --        1,900,525
Net unrealized depreciation
 on forward foreign
 currency contracts                      --       (801,577)            --         (801,577)
-------------------------------------------------------------------------------------------
Total Other
 Financial Instruments         $   (375,353)   $ 1,601,046   $         --    $   1,225,693
===========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------
                                    Convertible
                                    Corporate      Common   Corporate
                                    Bonds          Stocks   Bonds         Total
--------------------------------------------------------------------------------------
Balance as of 7/31/16               $  2,558       $31      $ 4,476,996   $ 4,479,585
Realized gain (loss)(1)              (27,538)       --          (20,296)      (47,834)
Change in unrealized appreciation
 (depreciation)(2)                    27,538        --          252,049       279,587
Purchases                                 --        --       11,140,271    11,140,271
Sales                                 (2,558)       --       (3,851,480)   (3,854,038)
Changes between Level 3*                  --        --               --            --
--------------------------------------------------------------------------------------
    Balance as of 1/31/17           $     --       $31      $11,997,540   $11,997,571
======================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended January 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 1/31/17                                               $266,275
                                                                            --------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Statement of Assets and Liabilities | 1/31/17 (unaudited)

ASSETS:
 Investment in securities of unaffiliated issuers, at value (cost $673,064,744)     $  698,309,410
 Investment in securities of affiliated issuers, at value (cost $6,600,000)              6,625,756
---------------------------------------------------------------------------------------------------
 Total investment in securities, at value (cost $679,664,744)                       $  704,935,166
 Cash                                                                                   16,249,460
 Restricted cash*                                                                          685,927
 Receivables --
   Investment securities sold                                                            6,669,824
   Fund shares sold                                                                      1,819,535
   Dividends                                                                             1,463,784
   Interest                                                                              5,242,721
Due from Pioneer Investment Management, Inc.                                                21,871
Unrealized appreciation on forward foreign currency contracts                            1,900,525
Unrealized appreciation on swap contracts                                                  502,098
Unrealized appreciation on unfunded loan commitments                                           707
Other assets                                                                               110,765
---------------------------------------------------------------------------------------------------
      Total assets                                                                  $  739,602,383
===================================================================================================
LIABILITIES:
  Payables --
    Investment securities purchased                                                 $    5,545,218
    Fund shares repurchased                                                              2,668,058
    Distributions                                                                           29,009
    Trustee fees                                                                             2,374
Variation margin for futures contracts                                                     105,580
Due to custodian (Cost $164,789)                                                           177,892
Due to affiliates                                                                           78,577
Accrued expenses                                                                           210,532
Unrealized depreciation on forward foreign currency contracts                              801,577
Reserve for repatriation taxes                                                             158,687
---------------------------------------------------------------------------------------------------
      Total liabilities                                                             $    9,777,504
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $  808,864,600
  Distributions in excess of net investment income                                      (1,671,134)
  Accumulated net realized loss on investments, futures contracts,
    swap contracts and foreign currency transactions                                  (103,675,258)
  Net unrealized appreciation on investments (net of foreign capital gains
    tax of $158,687)                                                                    25,111,735
  Unrealized depreciation on futures contracts                                            (375,353)
  Unrealized appreciation on swap contracts                                                502,098
  Net unrealized appreciation on other assets and liabilities
    denominated in foreign currencies                                                    1,067,484
  Unrealized appreciation on unfunded loan commitments                                         707
---------------------------------------------------------------------------------------------------
      Total net assets                                                              $  729,824,879
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $219,529,821/20,032,965 shares)                                 $        10.96
  Class C (based on $289,761,952/26,516,515 shares)                                 $        10.93
  Class K (based on $513,289/46,213 shares)                                         $        11.11
  Class R (based on $1,598,053/145,271 shares)                                      $        11.00
  Class Y (based on $218,421,764/19,960,353 shares)                                 $        10.94
MAXIMUM OFFERING PRICE:
  Class A ($10.96 / 95.5%)                                                          $        11.48
===================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 43

Statement of Operations (unaudited)

For the Six Months Ended 1/31/17

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $96,734)                          $ 13,396,919
  Dividends (net of foreign taxes withheld of $188,038)                           6,826,971
-----------------------------------------------------------------------------------------------------------
       Total investment income                                                                $ 20,223,890
===========================================================================================================
EXPENSES:
  Management fees                                                              $  1,809,344
  Transfer agent fees
     Class A                                                                         83,947
     Class C                                                                        132,602
     Class K                                                                             39
     Class R                                                                          1,776
     Class Y                                                                        128,695
  Distribution fees
     Class A                                                                        284,738
     Class C                                                                      1,479,785
     Class R                                                                          3,394
  Shareholder communication expense                                                   2,790
  Administrative expense                                                            122,034
  Custodian fees                                                                     73,652
  Registration fees                                                                  50,636
  Professional fees                                                                  39,963
  Printing expense                                                                   12,521
  Fees and expenses of nonaffiliated Trustees                                        14,006
  Miscellaneous                                                                      40,027
-----------------------------------------------------------------------------------------------------------
   Total expenses                                                                             $  4,279,949
   Less fees waived and expenses reimbursed
     by Pioneer Investment Management, Inc.                                                       (141,302)
-----------------------------------------------------------------------------------------------------------
   Net expenses                                                                               $  4,138,647
-----------------------------------------------------------------------------------------------------------
            Net investment income                                                             $ 16,085,243
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, FOREIGN CURRENCY
TRANSACTIONS AND UNFUNDED LOAN COMMITMENTS:
  Net realized gain (loss) on:
     Investments (including from affiliated Issuer of $108,618)                $(19,201,296)
     Futures contracts                                                             (680,317)
     Swap contracts                                                               1,748,918
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                            90,126   $(18,042,569)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer of $25,756)                 $ 42,865,700
     Futures contracts                                                            1,397,935
     Swap contracts                                                                 502,098
     Unfunded loan commitments                                                          707
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                         1,123,177   $ 45,889,617
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts, foreign currency
     transactions and unfunded loan commitments                                               $ 27,847,048
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                        $ 43,932,291
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                1/31/17             Year Ended
                                                                (unaudited)         7/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $    16,085,243     $  46,335,045
Net realized gain (loss) on investments, futures contracts,
  written options, swap contracts and foreign
  currency transactions                                             (18,042,569)      (62,109,175)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written options, swap
  contracts, and foreign currency transactions                       45,889,617         4,754,320
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                       $    43,932,291     $ (11,019,810)
==================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.29 and $0.63 per share, respectively)            $    (6,101,671)    $ (14,818,563)
   Class C ($0.25 and $0.55 per share, respectively)                 (6,747,597)      (17,162,624)
   Class K ($0.31 and $0.66 per share, respectively)                    (11,383)       (1,245,936)
   Class R ($0.27 and $0.59 per share, respectively)                    (33,559)          (53,471)
   Class Y ($0.30 and $0.65 per share, respectively)                 (5,776,234)      (14,882,614)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                        $   (18,670,444)    $ (48,163,208)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $    90,735,428     $ 228,470,653
Reinvestment of distributions                                        18,505,393        47,104,660
Cost of shares repurchased                                         (151,670,331)     (435,914,479)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                $   (42,429,510)    $(160,339,166)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $   (17,167,663)    $(219,522,184)
NET ASSETS:
Beginning of period                                             $   746,992,542     $ 966,514,726
--------------------------------------------------------------------------------------------------
End of period                                                   $   729,824,879     $ 746,992,542
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                             $    (1,671,134)    $     914,067
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 45

-------------------------------------------------------------------------------------------
                                Six Months     Six Months
                                Ended          Ended
                                1/31/17        1/31/17         Year Ended     Year Ended
                                Shares         Amount          7/31/16        7/31/16
                                (unaudited)    (unaudited)     Shares         Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                      1,877,657     $ 20,127,176      6,281,455    $ 64,920,390
Reinvestment of distributions      560,386        5,969,462      1,387,216      14,232,424
Less shares repurchased         (4,989,119)     (53,011,074)    (9,018,596)    (92,585,236)
-------------------------------------------------------------------------------------------
      Net decrease              (2,551,076)    $(26,914,436)    (1,349,925)   $(13,432,422)
===========================================================================================
Class C
Shares sold                      1,862,829     $ 19,986,538      7,019,556    $ 72,804,357
Reinvestment of distributions      632,053        6,715,242      1,649,567      16,872,843
Less shares repurchased         (4,865,121)     (51,567,667)   (11,594,822)   (118,628,340)
-------------------------------------------------------------------------------------------
      Net decrease              (2,370,239)    $(24,865,887)    (2,925,699)   $(28,951,140)
===========================================================================================
Class K
Shares sold                         23,853     $    255,670         22,755    $    236,429
Reinvestment of distributions        1,053           11,378        117,504       1,210,213
Less shares repurchased             (1,583)         (16,809)    (3,518,425)    (34,350,031)
-------------------------------------------------------------------------------------------
      Net increase (decrease)       23,323     $    250,239     (3,378,166)   $(32,903,389)
===========================================================================================
Class R
Shares sold                         36,060     $    384,200         98,278    $  1,019,289
Reinvestment of distributions          451            4,845            334           3,421
Less shares repurchased             (6,618)         (71,237)       (23,950)       (249,286)
-------------------------------------------------------------------------------------------
      Net increase                  29,893     $    317,808         74,662    $    773,424
===========================================================================================
Class Y
Shares sold                      4,691,057     $ 49,981,844      8,647,619    $ 89,490,188
Reinvestment of distributions      545,413        5,804,466      1,440,715      14,785,759
Less shares repurchased         (4,419,456)     (47,003,544)   (18,561,018)   (190,101,586)
-------------------------------------------------------------------------------------------
      Net increase (decrease)      817,014     $  8,782,766     (8,472,684)   $(85,825,639)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year      Year
                                                             1/31/17      Ended       Ended       Ended     Ended     12/22/11
                                                             (unaudited)  7/31/16     7/31/15     7/31/14   7/31/13   to 7/31/12
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.57     $  11.15    $  11.94    $  11.07  $ 10.61   $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.25(a)  $   0.62(a) $   0.60    $   0.69  $  0.61   $  0.36
   Net realized and unrealized gain (loss) on investments        0.43        (0.57)      (0.73)       0.80     0.78      0.53
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.68     $   0.05    $  (0.13)   $   1.49  $  1.39   $  0.89
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.29)    $  (0.63)   $  (0.66)   $  (0.62) $ (0.73)  $ (0.28)
   Net realized gain                                               --           --          --          --    (0.20)       --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.29)    $  (0.63)   $  (0.66)   $  (0.62) $ (0.93)  $ (0.28)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.39     $  (0.58)   $  (0.79)   $   0.87  $  0.46   $  0.61
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.96     $  10.57    $  11.15    $  11.94  $ 11.07   $ 10.61
=================================================================================================================================
Total return*                                                    6.56%        0.81%      (1.10)%     13.77%   13.52%     8.91%***
Ratio of net expenses to average net assets                      0.85%**      0.85%       0.85%       0.85%    0.85%     0.85%**
Ratio of net investment income (loss) to average net assets      4.68%**      5.99%       5.38%       6.62%    6.19%     5.99%**
Portfolio turnover rate                                            90%**       109%        120%         99%     119%       42%***
Net assets, end of period (in thousands)                     $219,530     $238,779    $266,899    $216,565  $49,263   $ 6,545
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.92%**      0.94%       0.95%       1.00%    1.37%     2.51%**
   Net investment income (loss) to average net assets            4.61%**      5.90%       5.28%       6.47%    5.67%     4.33%**
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 47

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year       Year
                                                             1/31/17      Ended       Ended       Ended      Ended     12/22/11
                                                             (unaudited)  7/31/16     7/31/15     7/31/14    7/31/13   to 7/31/12
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.55     $  11.12    $  11.91    $  11.04   $ 10.60   $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.21(a)  $   0.53(a) $   0.51    $   0.57   $  0.52   $  0.32
   Net realized and unrealized gain (loss) on investments        0.42        (0.55)      (0.74)       0.82      0.75      0.52
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.63     $  (0.02)   $  (0.23)   $   1.39   $  1.27   $  0.84
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.25)    $  (0.55)   $  (0.56)   $  (0.52)  $ (0.63)  $ (0.24)
   Net realized gain                                               --           --          --          --     (0.20)       --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.25)    $  (0.55)   $  (0.56)   $  (0.52)  $ (0.83)  $ (0.24)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.38     $  (0.57)   $  (0.79)   $   0.87   $  0.44   $  0.60
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.93     $  10.55    $  11.12    $  11.91   $ 11.04   $ 10.60
=================================================================================================================================
Total return*                                                    6.03%        0.06%      (1.89)%     12.84%    12.39%     8.45%***
Ratio of net expenses to average net assets                      1.68%**      1.69%       1.69%       1.72%     1.71%     1.67%**
Ratio of net investment income (loss) to average net assets      3.84%**      5.16%       4.59%       5.73%     5.24%     5.17%**
Portfolio turnover rate                                            90%**       109%        120%         99%      119%       42%***
Net assets, end of period (in thousands)                     $289,762     $304,609    $353,686    $244,574   $35,074   $ 5,831
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.68%**      1.69%       1.69%       1.72%     2.13%     3.26%**
   Net investment income (loss) to average net assets            3.84%**      5.16%       4.59%       5.73%     4.81%     3.58%**
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year
                                                      1/31/17      Ended       12/1/14
                                                      (unaudited)  7/31/16     to 7/31/15
------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                  $ 10.69      $11.15      $ 11.50
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
    Net investment income (loss)                      $ 0.26(a)    $ 0.57(a)   $  0.50
    Net realized and unrealized gain (loss)
      on investments                                    0.47        (0.37)       (0.37)
------------------------------------------------------------------------------------------
Net increase (decrease) from investment
    operations                                        $ 0.73       $ 0.20      $  0.13
------------------------------------------------------------------------------------------
Distribution to shareowners:
    Net investment income                             $ (0.31)     $(0.66)     $ (0.48)
    Net realized gain                                      --          --           --
------------------------------------------------------------------------------------------
Total distributions                                   $ (0.31)     $(0.66)     $ (0.48)
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  0.42      $(0.46)     $ (0.35)
------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.11      $10.69      $ 11.15
==========================================================================================
Total return*                                            6.92%       2.20%        1.13%***
Ratio of net expenses to average net assets              0.62%**     0.60%        0.63%**
Ratio of net investment income (loss) to average
  net assets                                             4.75%**     5.51%        5.63%**
Portfolio turnover rate                                    90%**      109%         120%**
Net assets, end of period (in thousands)              $   513      $  245      $37,935
==========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 49

----------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended         Year
                                                         1/31/17       Ended       12/1/14
                                                         (unaudited)   7/31/16     to 7/31/15
----------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                     $10.62        $11.20      $11.50
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $ 0.22(a)     $ 0.59(a)   $ 0.43
  Net realized and unrealized gain (loss)
      on investments                                       0.43         (0.58)      (0.30)
----------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $ 0.65        $ 0.01      $ 0.13
----------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                  $(0.27)       $(0.59)     $(0.43)
  Net realized gain                                          --            --          --
----------------------------------------------------------------------------------------------
Total distributions                                      $(0.27)       $(0.59)     $(0.43)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $ 0.38        $(0.58)     $(0.30)
----------------------------------------------------------------------------------------------
Net asset value, end of period                           $11.00        $10.62      $11.20
==============================================================================================
Total return*                                              6.19%         0.41%       1.16%***
Ratio of net expenses to average net assets                1.37%**       1.37%       1.40%**
Ratio of net investment income (loss) to average
  net assets                                               4.14%**       5.68%       4.20%**
Portfolio turnover rate                                      90%**        109%        120%**
Net assets, end of period (in thousands)                 $1,598        $1,225      $  456
==============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year       Year        Year
                                                            1/31/17       Ended       Ended      Ended       Ended      12/22/11
                                                            (unaudited)   7/31/16     7/31/15    7/31/14     7/31/13    to 7/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $   10.56     $  11.14    $  11.93   $  11.06    $  10.62   $10.00
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $    0.26(a)  $   0.63(a) $   0.63   $   0.68    $   0.63   $ 0.39
   Net realized and unrealized gain (loss) on investments        0.42        (0.56)      (0.74)      0.84        0.76     0.51
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $    0.68     $   0.07    $  (0.11)  $   1.52    $   1.39   $ 0.90
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $   (0.30)    $  (0.65)   $  (0.68)  $  (0.65)   $  (0.75)  $(0.28)
   Net realized gain                                               --           --          --         --       (0.20)      --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $   (0.30)    $  (0.65)   $  (0.68)  $  (0.65)   $  (0.95)  $(0.28)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $    0.38     $  (0.58)   $  (0.79)  $    0.87   $   0.44   $ 0.62
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   10.94     $  10.56    $  11.14   $   11.93   $  11.06   $10.62
==================================================================================================================================
Total return*                                                    6.57%        1.00%      (0.89)%     14.01%     13.53%    9.10%***
Ratio of net expenses to average net assets                      0.65%**      0.65%       0.65%       0.65%      0.65%    0.65%**
Ratio of net investment income (loss) to average net assets      4.86%**      6.10%       5.58%       6.58%      6.23%    6.16%**
Portfolio turnover rate                                            90%**       109%        120%         99%       119%      42%***
Net assets, end of period (in thousands)                    $ 218,422     $202,134    $307,538   $ 288,838   $ 32,492   $5,418
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.71%**      0.72%       0.71%       0.71%      1.10%    2.25%**
   Net investment income (loss) to average net assets            4.80%**      6.04%       5.52%       6.52%      5.79%    4.56%**
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 51

Notes to Financial Statements | 1/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 53

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance valuation model) representing 0.0% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 55 interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of January 31, 2017, the Fund had accrued $158,687 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended July 31, 2016 was as follows:

     ----------------------------------------------------------------------------
                                                                             2016
     ----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $  48,163,208
     ----------------------------------------------------------------------------
         Total                                                      $  48,163,208
     ============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2016:

     -----------------------------------------------------------------------------
                                                                             2016
     -----------------------------------------------------------------------------
     Distribution paid from:
     Undistributed ordinary income                                  $   2,731,562
     Capital loss carryforward                                        (83,907,551)
     Current year dividend payable                                       (216,192)
     Unrealized depreciation                                          (22,909,387)
     -----------------------------------------------------------------------------
          Total                                                     $(104,301,568)
     =============================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, Business Development Company (BDC) and interest on defaulted bonds.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 57

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $33,217 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2017.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 59

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2017, was $1,509,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2017, was $(76,712,560).

     At January 31, 2017, open futures contracts were as follows:

     ------------------------------------------------------------------------------------------
                                      Number of
                                      Contracts      Settlement                    Unrealized
     Description     Counterparty     Long/(Short)   Month/Year     Value          Depreciation
     ------------------------------------------------------------------------------------------
     S&P500 EMINI    Citibank N.A.    (250)          3/17           $(28,431,250)  $(337,500)
     TOPIX Index     Citibank N.A.      55           3/17              7,396,392     (37,853)
     ------------------------------------------------------------------------------------------
     Total                                                          $(21,034,858)  $(375,353)
     ==========================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the

60  Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

     Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended January 31, 2017, the Fund had no open repurchase agreements.

L.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 61 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     There were no open credit default swaps contracts at January 31, 2017.

M.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash deposited by the broker as collateral at January 31, 2017 was $(800,000) and is recorded within "Due to broker" in the Statement of Assets and Liabilities.

     Open total return swap contracts at January 31, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the six months ended January 31, 2017 was $485,611.

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

N.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     There were no open written options contracts at January 31, 2017.

O.   Purchased Options

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     There were no open purchased options contracts at January 31, 2017.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 63

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2017 for Class C shares and December 1, 2018 for Class A shares and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,678 in management fees, administrative costs and certain other reimbursements payable from PIM at January 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended January 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $  2,527
Class C                                                                       91
Class K                                                                       35
Class R                                                                       87
Class Y                                                                       50
--------------------------------------------------------------------------------
  Total                                                                 $  2,790
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class R shares. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,899 in distribution fees payable to PFD at January 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2017, CDSC's in the amount of $27,662 were paid to PFD.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 65

5. Forward Foreign Currency Contracts

At January 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2017 was $(3,664,284).

As of January 31, 2017, open forward foreign currency contracts were as follows:

------------------------------------------------------------------------------------------------------------
Currency                           Currency      In Exchange                       Settlement   Unrealized
Sold               Deliver         Purchased     for             Counterparty      Date         Appreciation
------------------------------------------------------------------------------------------------------------
GBP                 (4,216,699)    USD             5,384,535     BNY Mellon        3/06/2017    $     78,255
USD                 (7,182,722)    BRL            25,333,459     BNY Mellon        3/06/2017         803,011
USD                (12,445,500)    RUB           808,459,699     BNY Mellon        3/06/2017         890,255
USD                 (3,621,525)    ARS            60,083,628     Citibank NA       3/06/2017         101,206
USD                 (3,594,962)    INR           245,575,448     JP Morgan Chase   3/06/2017          27,798
                                                                 Bank NA
------------------------------------------------------------------------------------------------------------
 Total                                                                                          $  1,900,525
============================================================================================================

------------------------------------------------------------------------------------------------------------
 Currency                          Currency       In Exchange                      Settlement   Unrealized
 Sold           Deliver            Purchased      for            Counterparty      Date         Depreciation
------------------------------------------------------------------------------------------------------------
 NZD                 (5,038,840)   AUD               4,814,232   BNY Mellon        3/06/2017    $   (46,517)
 PLN                 (7,502,270)   USD               1,792,293   Bank Of           3/06/2017        (80,666)
                                                                 America NA
 CAD                (14,206,019)   USD              10,708,060   Goldman           3/06/2017       (202,350)
                                                                 Sachs & Co.
 KRW            (14,593,271,578)   USD              12,468,619   State Street      3/06/2017       (227,936)
                                                                 Bank & Trust
 JPY               (404,977,318)   USD               3,572,142   State Street      3/06/2017        (20,997)
                                                                 Bank & Trust
 EUR                 (3,335,588)   USD            3,597,322.92   State Street      3/06/2017         (8,395)
                                                                 Bank & Trust
 AUD                 (4,816,200)   USD               3,445,360   Brown Brothers    3/06/2017       (204,374)
                                                                 Harriman
 AUD                   (249,750)   USD                 178,803   State Street      3/31/2017        (10,342)
                                                                 Bank & Trust
------------------------------------------------------------------------------------------------------------
 Total                                                                                          $  (801,577)
============================================================================================================

 ARS - Argentine Peso                              INR - Indian Rupee
 AUD - Australian Dollar                           JPY - Japanese Yen
 BRL - Brazilian Real                              KRW - South Korean Won
 CAD - Canadian Dollar                             NZD - New Zealand Dollar
 EUR - Euro                                        PLN - Polish Zloty
 GBP - British Pound                               RUB - Russian Ruble

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2017, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 67 the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of January 31, 2017.

------------------------------------------------------------------------------------------------------------
                      Derivative Assets      Derivatives     Non-Cash       Cash            Net Amount
                      Subject to Master      Available for   Collateral     Collateral      of Derivative
Counterparty          Netting Agreement      Offset          Received (a)   Received (a)    Assets (b)
------------------------------------------------------------------------------------------------------------
BNY Mellon            $1,771,521             $  (46,517)     $    --        $       --      $      1,725,004
Bank Of
  America NA                  --                     --           --                --                    --
Brown Brothers
  Harriman                    --                     --           --                --                    --
Citibank NA              101,206                     --           --                --               101,206
Goldman
  Sachs & Co.                 --                     --           --                --                    --
JP Morgan Chase
  Bank NA                529,896                     --           --                --               529,896
State Street
  Bank & Trust                --                     --           --                --                    --
------------------------------------------------------------------------------------------------------------
  Total               $2,402,623              $ (46,517)     $    --         $      --      $      2,356,106
============================================================================================================

------------------------------------------------------------------------------------------------------------
                      Derivative Liabilities  Derivatives    Non-Cash        Cash            Net Amount
                      Subject to Master       Available for  Collateral      Collateral      of Derivative
Counterparty          Netting Agreement       Offset         Pledged (a)     Pledged (a)     Liabilities (c)
------------------------------------------------------------------------------------------------------------
BNY Mellon            $   46,517              $(46,517)      $    --         $      --       $            --
Bank Of
  America NA              80,666                    --            --                --                80,666
Brown Brothers
  Harriman               204,374                    --            --                --               204,374
Citibank NA                   --                    --            --                --                    --
Goldman
  Sachs & Co.            202,350                    --            --                --               202,350
JP Morgan Chase
  Bank NA                     --                    --            --                --                    --
State Street
  Bank & Trust           267,670                    --            --                --               267,670
------------------------------------------------------------------------------------------------------------
  Total               $  801,577              $(46,517)      $    --         $      --       $       755,060
============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2017, was as follows:

--------------------------------------------------------------------------------
                                             Foreign
Statement of             Interest   Credit   Exchange      Equity      Commodity
Assets and Liabilities   Rate Risk  Risk     Rate Risk     Risk        Risk
--------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  swap contracts         $--        $--      $       --    $502,098    $--
 Unrealized
  appreciation of
  forward foreign
  currency contracts      --         --       1,900,525          --     --
--------------------------------------------------------------------------------
  Total Value            $--        $--      $1,900,525    $502,098    $--
================================================================================
Liabilities
 Unrealized
   depreciation of
   forward foreign
   currency contracts    $--        $--      $  801,577    $     --    $--
 Net unrealized
   depreciation of
   futures contracts*     --         --              --     375,353     --
--------------------------------------------------------------------------------
   Total Value           $--        $--      $  801,577    $375,353    $--
================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 69

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at January 31, 2017, was as follows:

--------------------------------------------------------------------------------
                                           Foreign
Statement of           Interest   Credit   Exchange      Equity        Commodity
Operations             Rate Risk  Risk     Rate Risk     Risk          Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts     $--        $--      $1,747,646    $(2,427,963)  $ --
 Swap contracts         --         --              --      1,748,918     --
--------------------------------------------------------------------------------
   Total Value         $--        $--      $1,747,646    $  (679,045)  $ --
================================================================================

--------------------------------------------------------------------------------
                                           Foreign
Statement of          Interest    Credit   Exchange     Equity         Commodity
Operations            Rate Risk   Risk     Rate Risk    Risk           Risk
--------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts    $--         $--      $       --   $ 1,397,935    $ --
 Swap contracts        --          --              --       502,098      --
 Forward foreign
  currency
  contracts**          --          --       1,098,948            --      --
--------------------------------------------------------------------------------
  Total Value         $--         $--      $1,098,948   $        --    $ --
================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of January 31, 2017, the Fund had the following unfunded loan commitments outstanding:

-------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                       Shares       Cost          Value        Depreciation
-------------------------------------------------------------------------------
American Health Group,
LLC Delay Draw             47,170       $ 46,934      $ 47,641     $  707
-------------------------------------------------------------------------------
  Total                    47,170       $ 46,934      $ 47,641     $  707
===============================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 71

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 73 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 75 advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 77

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

78 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

                         This page is for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 79

                         This page is for your notes.

80 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

                         This page is for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 81

                         This page is for your notes.

82 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

                         This page is for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17 83

                         This page is for your notes.

84 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 25512-05-0317

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 29, 2017

* Print the name and title of each signing officer under his or her signature.